UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23015

SEI Catholic Values Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: February 28, 2019

Date of reporting period: February 28, 2019

Item 1.	Reports to Stockholders.

SEI New ways. New answers.®

February 28, 2019

ANNUAL REPORT

SEI Catholic Values Trust

- Catholic Values Equity Fund
- Catholic Values Fixed Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

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The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

February 28, 2019 (Unaudited)

To our Shareholders:

After an extended period of historical calm and steady gains, volatility returned to financial markets during the fiscal year ending February 28, 2019, with a selloff toward the end of the reporting period that sent most global indexes into or near bear market territory. Trade war fears, Italian budget negotiations, ongoing Brexit discussions, and a flattening U.S. yield curve all weighed on investor expectations. The ongoing U.S. and China trade dispute hit a boiling point in the second half of 2018, resulting in a tit-for-tat strategy that saw various threats of tariffs from both parties.

Many of the expectations we had at the start of the Funds’ most recently completed fiscal year, from the start of March 2018 through the end of February 2019, were actualized. The pace of interest-rate increases by the Federal Reserve (Fed) largely followed the market’s projections. Short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates four times during the reporting period, and the yield-curve flattened to a post-recession low.

The European Central Bank ended its bond-buying program at the end of 2018 but made assurances that it would reinvest maturing securities for some time to help keep rates low. Although the currency was viewed as a safe-haven asset during equity-market selloffs both early and later in the fiscal year, the Japanese yen finished the period lower against the U.S. dollar as the Bank of Japan (BOJ) held monetary policy stable. Driven by trade-related tensions, China’s currency slid to a 10-year low against the U.S. dollar in the second half of the fiscal period before a slight recovery late in the year.

Oil prices rose for the first half of the reporting period to a four-year high, supported by geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output. However, growing concerns over falling demand and increasing global supply, along with a broad selloff in risk assets, helped drive a correction during the last three months of 2018 that sent the commodity down as much as 40% from its earlier highs, before gaining support at the start of the new year that saw a 25% recovery.

Geopolitical Events

U.S. elections in early November 2018 produced a partial shift in power away from Republicans and toward Democrats in Congress and statehouses across the country. The new balance of authority in Congress should substantially limit the ability of President Donald Trump and Republicans to pass meaningful legislation; it also enhances the investigatory powers available to Democrats, thereby adding to political risk for the Trump administration.

The partial shutdown of the U.S. government lasted over a month due to an impasse between Congress and President Trump’s administration about whether to fund a multi-billion dollar wall on the U.S.-Mexico border championed by the president. Trump ultimately relented, enabling federal workers to receive pay again and setting up a three-week negotiation window.

A second meeting between Trump and North Korean Supreme Leader Kim Jong-Un garnered headlines, but ended early after Trump concluded that North Korea was not making adequate denuclearization concessions that warranted the removal of sanctions. President Trump backed out of a multi-party nuclear disarmament agreement with the Iranian Republic and re-imposed sanctions on Iran despite the International Atomic Energy Agency’s assurance that Iran remained compliant with the terms of the accord; all other original signatories to the deal remained committed.

The U.S. escalated its trade fight with China during the fiscal year, enacting tariffs of 10% on $200 billion of Chinese products and promising to increase them to 25% in the New Year. President Trump pointed to an additional prospective $267 billion in Chinese products that could also be subjected to tariffs if China were to retaliate—which it did, although on a significantly smaller scale. U.S. trade negotiators ultimately expressed optimism about progress with their Chinese counterparts during February, although concrete developments remained limited to assurances from China to boost U.S. agricultural imports.

NAFTA’s successor came into focus during the year—first when the U.S. and Mexico came to an agreement in August, and then when the U.S. and Canada finally ironed out their differences in the last few hours of September. Now called the United States-Mexico-Canada Agreement, the revised deal is expected to strengthen its

SEI Catholic Values Trust / Annual Report / February 28, 2019	1

LETTER TO SHAREHOLDERS (Continued)

February 28, 2019 (Unaudited)

predecessor’s provisions and improve labor standards. The U.S. is projected to offer Canada and Mexico relief from automobile-related trade barriers as a result of the new agreement, although aluminum and steel tariffs will remain.

A raft of overseas political surprises unfolded during the reporting period. The anti-EU implications of a new Italian government taking shape rattled financial markets in May, then again as a rejection of the coalition’s first choice for economy minister seemed to set the stage for another round of elections and associated delays. Spain’s government also experienced turnover as center-right Prime Minister Mariano Rajoy suffered a no-confidence vote and was replaced by socialist leader Pedro Sanchez at the beginning of June. U.K. Prime Minister Theresa May informed European Council President Donald Tusk in late February that she may need to delay Brexit even if her deal earned parliamentary approval; there’s evidence that EU leaders would prefer one large postponement—likely by converting the transition period through 2020 into a delayed divorce—rather than an open-ended number of multi-month extensions.

Economic Performance

U.S. economic growth grew 4.2% at the start of the fiscal period, its highest annualized growth rate since 2014, primarily on strong business expenditures and a jump in exports ahead of expected retaliatory tariffs. Consumer spending also accelerated, by 3.8%, after growing by the slowest rate in five years during the previous quarter. Third-quarter GDP was a still-solid 3.4%, pointing to a slight drop in consumer spending and a broader decline in exports. Economic growth slowed to 2.6% in the fourth quarter according to preliminary data that was only modestly affected by the partial government shutdown.

The labor market remained robust throughout the year: the unemployment rate fell, finishing the period at 3.8%, after touching 3.7% earlier in the year, a 49-year low; the labor-force participation rate ended at 63.2%, up slightly from a year ago. Average hourly earnings gained 3.4% over the year, although a modest increase in price pressures weighed on real personal income growth as the period progressed. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed raised its target interest rate four times during the period and continued to unwind its balance sheet, with the pace accelerating to $40 billion per month by the end of the year, a reversal of the quantitative easing that has been supportive of bond prices in recent years. Just after the end of the reporting period, the Fed announced it would end its balance sheet reduction program by September 2019.

The European Central Bank (ECB) held its benchmark interest rate unchanged at a historic low through the fiscal year, while the Bank of England raised its official bank rate for only the second time since the global financial crisis, by 0.25%, in the second half of the year. Broad economic growth in the eurozone slowed to its weakest pace in four years during the period, after growing at its quickest pace since 2011 during the fourth quarter of 2017, as tightening auto emission standards in Germany and a stagnating Italian economy hampered expansion. Year-on-year growth was just 1.2% at the end of the fourth quarter of 2018, likely supporting the case for continued accommodative policy by the ECB for some time. The U.K. economy grew just 1.3% year-on-year through the fourth quarter of 2018, a six-year low, as Brexit uncertainty continued to hurt the economy and a weakened pound dampened consumer spending, which remained near its lowest level in almost six years.

Japanese GDP grew 0.3% year-on-year at the end of the fourth quarter of 2018; the BOJ maintained monetary stimulus in an attempt to drive higher inflation. Meanwhile, GDP in China expanded by 6.4% year-on-year in the fourth quarter of 2018, slowing to its weakest pace in 28 years, as a lack of consumer confidence due to the U.S. trade war continued to put pressure on economic growth.

Market Developments

For the fiscal year ending February 28, 2019, growth stocks, in general, outperformed value stocks. The U.S. equity market experienced a significant decline during the second half of the fiscal year as concerns about rising interest rates, trade issues, and softening global economic growth weighed on investor sentiment. The highly-cyclical materials and energy sectors experienced significant selloffs, while the healthcare and utilities sectors, in particular, outperformed and helped mitigate some damage in the falling market. However, the fiscal year closed on a strong note, as January marked the best start for equities in thirty years and the recovery rally continued through February.

2	SEI Catholic Values Trust / Annual Report / February 28, 2019

The start of the period’s final quarter saw most major index gains for the year erased before the sharp rebound over the last two months pushed returns back ahead; the Russell 1000 Growth Index finished up 6.62%, while the Russell 1000 Value Index lagged, gaining 3.16% over the same period.

Small-cap stocks (Russell 2000 Index) outpaced large-caps (Russell 1000 Index), climbing 5.58% and 4.99%, respectively.

Looking back on market performance for the full period, the FTSE UK Series All-Share Index was down 1.82% in U.S. dollar terms but up a modest 1.70% in sterling, as Brexit concerns continued to overshadow the outlook for businesses. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, declined 0.84% in U.S. dollar terms; U.S. markets did better, with the S&P 500 Index up 4.68%.

Emerging markets failed to keep pace with the developed world across asset classes amid a synchronized global economic expansion. The MSCI Emerging Markets Index finished the fiscal year down 9.89% in U.S. dollar terms, despite halving its year-to-date losses over the final two months. Latin America also finished down for the year, although a robust second half erased approximately three-quarters of its year-to-date loss. Asian markets also ended the period lower as trade-related concerns drove market weakness.

Driven by the dovish tone of global central banks and better-than-expected earnings toward the end of the reporting period, global high-yield bonds outperformed government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve, as short-term yields rose more than long-term yields. In early December, the spread between 2-year and 10-year Treasury bonds compressed to 11 basis points, its narrowest point in more than 11 years. At the same time, the spread between 2-year and 5-year Treasurys inverted, as did the spread between 3-year and 5-year Treasurys. The Federal Open Market Committee increased the federal-funds rate in mid-December—the fourth time in 2018—while softening its projections for future rate increases. The rate hike pushed short-term yields higher, while increases in longer-term bond yields were more muted as inflation and long-term economic growth expectations remained subdued. Yields for 10-year government bonds declined and ended the period 14 basis points lower at 2.73%, while 2-year yields climbed 27 basis points during the year, to 2.52%.

Front-end Treasury yields moved higher in response to the Fed increasing the fed-funds target rate to 2.25%-2.50%, marking the fourth rate hike during the reporting period and ninth during this tightening cycle. Jerome Powell succeeded Janet Yellen as Fed Chair, and Randal Quarles was named vice chair for bank supervision. Marvin Goodfriend, a former Fed economist, was chosen to fill one of three open governor seats just before the start of the fiscal period; however, his nomination appeared in limbo during the year without a Senate confirmation or renomination with the current Congress. President Trump signed the Tax Cuts and Jobs Act into law prior to the start of the reporting period, introducing several new policies, including a cap on state and local tax deductions, a one-time repatriation tax on overseas cash, a move to a territorial tax system and a permanent drop in the corporate tax rate from 35% to 21%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) sunk 5.67% during the period, driven by declines in oil prices and trade concerns in the metals sector; the Bloomberg Barclays US TIPS Index (USD) edged 1.91% higher.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, slipped 0.57% in U.S. dollar terms during the reporting period; the high-yield market did better, with the ICE BofAML US High Yield Constrained Index up 4.26%.

U.S. investment-grade corporate debt was slightly higher, as the Bloomberg Barclays US Corporate Investment Grade Index returned 2.63%. Despite headwinds from rising interest rates, both U.S. asset-backed securities and mortgage-backed securities also managed gains during the fiscal year.

Our View

As painful as 2018 was for risk assets, their gyrations were not outside the norm. Instead, given our views that the global economy will continue to grow and that market participants are overreacting to the concerns of the day, we see another critical risk-on opportunity developing in equities and other risk assets. We believe a rebalancing of assets back toward undervalued equity classes is an appropriate and timely response.

SEI Catholic Values Trust / Annual Report / February 28, 2019	3

LETTER TO SHAREHOLDERS (Concluded)

February 28, 2019 (Unaudited)

We still view the U.S. economic position as reasonably solid. Points of strength include the improving economic status of U.S. households as labor markets tighten and real wage growth accelerates, while increased government spending has also helped. With Democrats controlling the House of Representatives and Republicans holding power in the Senate, any fiscal-policy agreement made during a period of political gridlock will likely mean slightly more federal-government spending—not less.

The decline in energy prices is especially good news for the broader economy since it reduces concerns about inflation accelerating beyond the Fed’s comfort zone anytime soon. It also lowers costs for consumers and businesses on a broad range of petroleum-based products.

Some Fed officials, including Chairman Powell himself, explicitly acknowledge that the federal-funds rate now is near a level that can be considered neither stimulative nor deflationary. We are penciling in just one rate increase in 2020—but this is just a guess. The critical thing to remember is that the central bank is adopting a wait-and-see approach to monetary policy and has ended the nearly automatic quarterly rate increases of 2017 and 2018.

We think the odds favor a rebound in U.S. equity prices for the following reasons:

The U.S. economy should continue to grow, and corporate earnings per share are expected to post a mid-to-high single-digit gain in 2019.

Valuations for the S&P 500 Index have declined from almost 19 times one-year forward earnings per share to an attractive level of nearly 14 times following the decline in share prices.

U.S. bond yields remain rather low and have moved down again in late 2018, bolstering the case for riskier assets.

Investor risk aversion has increased, and we think much of the bad news of recent months is reflected in current stock prices—creating space for potential upside surprises on trade wars, the Fed’s policy path, Brexit, corporate profits and elsewhere.

Fiscal policy will not be the active catalyst for growth in the U.S. that it was in 2018, but the impact of political gridlock should still be mildly expansionary.

As for Brexit, we believe it’s unlikely that the U.K. will fall out of the EU without some deal in place. A no-deal divorce would deliver a mighty blow to the economy. In our view, the real choice now is between Prime Minister May’s Brexit deal or no Brexit at all. A no-Brexit-at-all scenario could take one of two forms. The U.K. government could unilaterally revoke Article 50, basically calling off the divorce from the EU. The second alternative is to go back to voters and hold a second referendum. Although the legality would be disputed, we think this is the far more likely scenario. The financial markets probably would respond quite positively to this decision, yet the next few months could still be volatile as the late-March Brexit date nears.

Although the European banking system is in better shape than it was in the immediate aftermath of the global financial crisis, it is still vulnerable at a time when the ECB is in a holding pattern, policy-wise, and possesses only a few options in the event of a financial emergency. Equity-market valuations reflect a lack of enthusiasm for Europe’s economic prospects: the MSCI European Economic and Monetary Union Index price-to-earnings ratio has sunk to less than 12 times from nearly 15 times at the start of the year. Note that European equities outperformed U.S. equities in the fourth quarter of 2018.

We are leaning on the optimistic side for emerging markets in 2019. The valuation piece is already in place, in our opinion, with the price-to-forward-earnings ratio collapsing from 13 times at the end of January to 10.5 by year-end. But what could be the catalyst for a turnaround? Significant debt expansions in China typically lead to big gains in emerging-market equities. The question is whether the Chinese government has the will to go back to the debt well one more time.

It surely would be a big positive for the country if the threat of tariffs was negotiated away, but we’re not holding our breath. On the contrary, the U.S.-China economic relationship will likely continue to deteriorate as the Trump administration seeks to level the playing field—even if it means a less efficient global trading system. When push comes to shove, the Chinese government will probably get even more aggressive in easing lending constraints if the situation warrants.

4	SEI Catholic Values Trust / Annual Report / February 28, 2019

Commodity prices and the earnings of emerging-market companies are closely correlated inversely with the movements of the U.S. dollar. For most of 2018, the dollar gained against other currencies, putting downward pressure on commodity prices and the earnings of energy and materials companies that are a large part of the MSCI Emerging Markets Index. In 2017, the opposite conditions held.

We are looking for another change in the dollar’s trend in 2019. In our view, U.S. economic and corporate-earnings performance will move toward that of other developed countries. If there are positive developments in some of the pressure-point issues that have roiled markets, investment capital could flow away from the U.S. and back into the world—thereby removing an important source of support for the U.S. currency and a significant headwind from the rest of the world. This potential for a reversal in investment flows could accelerate if Fed policy becomes more dovish than currently projected by the central bank.

The awful performance of risk assets in the fourth quarter of 2018 can undoubtedly prey on investors’ emotions. But the global economy is not exactly in dire straits. Yes, there are an unusually large number of uncertainties and concerns, some of which could have a material impact on growth if the worst comes to pass. However, even in an extraordinarily unfavorable economic scenario in which the tariff wars with China and other countries deepen and the Fed raises interest rates too far and too fast, we doubt that the U.S. economy would experience anything worse than a garden-variety recession by 2021. The economic and credit excesses that usually precede a deeper recession aren’t to be found.

During periods of market volatility like the one we’ve been going through, we make sure to remind investors about the importance of sticking with a strategic and disciplined approach to investing that is consistent with personal goals and risk tolerances. Diversification is the key to that approach, and the construction of portfolios is consistent with our long-term capital market assumptions.

Ultimately, the value of our assumptions is not in their accuracy as point estimates, but in their ability to capture relevant relationships—as well as changes in those relationships as a function of economic and market influences.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

Bill Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

SEI Catholic Values Trust / Annual Report / February 28, 2019	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2019 (Unaudited)

Catholic Values Equity Fund

I. Objective

The Catholic Values Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 28, 2019: Brandywine Global Investment Management, LLC; Coho Partners, Ltd.; EAM Investors, LLC; EARNEST Partners, LLC; Fred Alger Management, Inc.; Parametric Portfolio Associates LLC; and Snow Capital Management L.P. During the fiscal year, effective January 2, 2019, BlackRock Investment Management, LLC, was terminated from the Fund.

III. Returns

For the period from March 1, 2018, through February 28, 2019, the Fund’s F class shares returned 0.62%. The Fund’s primary benchmark—the Russell 3000 Index (USD)—returned 5.05%.

IV. Performance Discussion

Although the U.S. equity market finished modestly positive during the fiscal year, a portion of the reporting period included a significant sell-off, and non-U.S. developed- and emerging-market stocks ended with cumulative declines. The broad market’s gains were concentrated in U.S. large-cap growth stocks for most of the year; interest-rate-sensitive bond proxies, such as utilities and real-estate investment trusts, also participated when the upward trend in interest rates reversed course later in the year. As noted in the shareholder letter, continued concerns surrounding the ongoing Brexit saga and U.S.-China trade negotiations weighed on investor sentiment in many segments of the equity market.

Among the Fund’s benchmark sectors, utilities, real estate, health care and information technology performed relatively well during the fiscal year. Negative performance from the financials sector was one reason that value stocks lagged growth stocks. As the shareholder letter addressed, weak commodity prices created a headwind for the energy and materials sectors, further contributing to underperformance for value stocks.

Overall, the Fund’s holdings among non-U.S. equities, along with positioning in the less-expensive sectors of the market, held back returns in the reporting period. Overweights to stocks of companies domiciled in Norway, Austria, Netherlands, Taiwan and the United Kingdom detracted. Additionally, overweights to the financials, energy and materials sectors weakened the Fund’s relative performance.

Despite the selloff in the middle of the fiscal year, equities rose during the period’s final two months. The U.S. equity market remained expensive relative to historical norms, and there were some notably stretched valuations among the most popular growth stocks and those within traditional high-yielding sectors, notably real estate and utilities. Conversely, cyclical-value stocks were relatively inexpensive, and non-U.S. equities traded at a discount to their U.S. counterparts.

The top contributors during the year from an excess return perspective were the Fund’s U.S. growth managers, EAM, Blackrock and Alger. Each benefited from holdings within the information technology sector. Earnest Partners lagged the Fund’s benchmark due to its non-U.S. equity focus. The Fund’s deeper-value managers, Brandywine and Snow, lagged as fundamentally cheap cyclical value stocks underperformed. Coho, the Fund’s stability manager, produced performance that was similar to the benchmark for the year.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Annualized Inception to Date
Class F	0.62%	14.38%	6.91%
Class Y	0.71%	14.53%	7.04%
Russell 3000 Index	5.05%	10.50%	9.76%

6	SEI Catholic Values Trust / Annual Report / February 28, 2019

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class F, versus the Russell 3000 Index

¹

For the year ended 2/28/2019. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y share were offered beginning 5/31/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class Y, versus the Russell 3000 Index

¹

For the year ended 2/28/2019. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/31/2015 and Class F share were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust / Annual Report / February 28, 2019	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2019 (Unaudited)

Catholic Values Fixed Income Fund

I. Objective

The Catholic Values Fixed Income Fund (the “Fund”) seeks a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 28, 2019: Income Research & Management; Western Asset Management Company; and Western Asset Management Company Limited. There were no manager changes during the period.

III. Returns

For the period from March 1, 2018, through February 28, 2019, the Fund’s F class shares returned 3.29%. The Fund’s benchmark—the Bloomberg Barclays US Aggregate Bond Index (USD)—returned 3.17%.

IV. Performance Discussion

Driven by tax reform and increased fiscal spending, U.S. growth accelerated during the fiscal year, enabling the U.S. to outpace other developed nations. Concerns over Italy’s budget issues with the EU, Brexit and U.S. trade relations with China, along with slowing growth in the country, changed the narrative from synchronized global growth to unease over a possible recession. As noted in the shareholder letter, the Federal Reserve (Fed) raised rates four times during the fiscal year but made a dovish pivot in January 2019, indicating patience and a possible end to its balance sheet reduction earlier than projected. Equity markets rallied early before a selloff in the fourth quarter of 2018 brought most major indexes close to bear-market territory. A strong rally to start 2019 ended the reporting period.

2-year Treasury yields climbed 26 basis points to 2.51% at the end of the fiscal year after peaking at 2.97% in November 2018. While inflation ticked higher, it still did not exceed the Fed’s 2% target, and as a result, 10-year Treasury yields declined 15 basis points over the period to 2.72%. As the shareholder letter addressed, corporate bonds generated positive returns but underperformed comparable Treasurys. The securitized sectors enjoyed both positive and relative outperformance against comparable Treasury bonds.

A slightly longer duration posture subtracted from performance, but was offset by the Fund’s yield-curve-flattening bias. Corporate bond spreads began the year near narrow relative to historical levels, but widened, especially during the fourth quarter of 2018, before stabilizing. As a result, corporates underperformed, and the Fund’s overweight subtracted. An overweight to financials helped offset corporate weakness, with performance in the sector more in line with Treasurys. As housing prices continued to advance and wages gradually improved, housing fundamentals remained firm; combined with limited new issuance that provided support for non-agency mortgages, the Fund’s overweight was additive. The Fund’s overweight in the securitized sectors of asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) was also beneficial, as both U.S. consumer and commercial properties were supported by improving wages and an expanding economy. A slight underweight to agency mortgage-backed securities (MBS), which generated small outperformance given the decline in 10-year Treasury yields, detracted from relative performance.

Western’s longer duration posture subtracted, but was offset to a degree by its yield-curve-flattening bias. An overweight to investment-grade corporate credit also detracted, while security selection within financials was additive. A small allocation to high-yield and emerging-markets debt contributed despite volatility in those markets. Income Research benefited from overweights to CMBS and ABS, while an underweight to agency MBS detracted from relative performance.

The Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to efficiently manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on performance.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Annualized Inception to Date
Class F	3.29%	2.42%	2.03%
Class Y	3.29%	2.55%	2.31%
Bloomberg Barclays U.S. Aggregate Bond Index	3.17%	1.69%	1.69%

8	SEI Catholic Values Trust / Annual Report / February 28, 2019

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class F, versus the Bloomberg Barclays U.S. Aggregate Bond Index

1

For the year ended 2/28/2019. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y share were offered beginning 5/31/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class Y, versus the Bloomberg Barclays U.S. Aggregate Bond Index

1

For the year ended 2/28/2019. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/31/2015 and Class F share were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust / Annual Report / February 28, 2019	9

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Equity Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 73.6%
Communication Services — 5.7%
Activision Blizzard Inc	2,682	$113
Alphabet Inc, Cl A *	2,513	2,831
Alphabet Inc, Cl C *	600	672
AT&T Inc	68,661	2,137
Charter Communications, Cl A *	818	282
Comcast Corp, Cl A	14,311	553
Electronic Arts Inc *	1,255	120
Facebook Inc, Cl A *	18,876	3,048
Glu Mobile Inc *	10,693	96
IAC/InterActiveCorp *	305	65
Intelsat SA *	1,757	42
Interpublic Group of	2,450	56
John Wiley & Sons Inc, Cl A	1,163	60
Live Nation Entertainment *	2,712	153
Madison Square Garden *	191	55
Marcus	1,268	54
Netflix Inc *	2,555	915
New York Times, Cl A	2,337	77
Omnicom Group Inc	21,567	1,633
pdvWireless *	1,334	52
Sprint *	8,319	53
Take-Two Interactive Software *	1,527	133
T-Mobile US *	5,393	389
Twitter Inc *	1,144	35
Verizon Communications Inc	12,249	697
Viacom Inc, Cl B	1,657	48
Walt Disney Co/The	6,703	756

		15,125

Consumer Discretionary — 10.9%
Amazon.com Inc *	2,917	4,783
Best Buy Co Inc	1,325	91
Big Lots Inc	20,616	650
Bloomin’ Brands Inc	9,169	190
Booking Holdings Inc *	197	334
Capri Holdings *	1,346	61
Carnival Corp	25,197	1,455

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cheesecake Factory Inc/The	6,040	$286
Chegg Inc *	1,978	78
Cooper Tire & Rubber Co	5,758	184
Crocs *	1,848	47
Deckers Outdoor Corp *	374	55
Delphi Automotive PLC *	2,850	237
Denny’s *	3,031	53
Dine Brands Global Inc	512	51
Dollar General Corp	17,928	2,124
Dollar Tree *	4,269	411
Domino’s Pizza Inc	247	62
DR Horton Inc	17,492	680
Dunkin’ Brands Group	777	56
eBay Inc	10,309	383
El Pollo Loco Holdings Inc *	3,085	47
Etsy Inc *	1,701	121
Ford Motor	6,427	56
frontdoor *	1,962	63
Gap Inc/The	2,620	67
Garmin	814	68
General Motors Co	46,347	1,830
Gentherm Inc *	1,199	49
Goodyear Tire & Rubber Co/The	3,742	74
Hilton Worldwide Holdings Inc	3,041	253
Home Depot Inc/The	5,374	995
Hyatt Hotels, Cl A	774	56
K12 Inc *	2,171	70
Kohl’s Corp	839	57
Las Vegas Sands	958	59
Lear	411	63
Lowe’s Cos Inc	21,948	2,307
Macy’s Inc	1,472	37
Magna International Inc	19,554	1,031
Marriott International Inc/MD, Cl A	679	85
McDonald’s Corp	1,953	359
Modine Manufacturing Co *	26,416	397
Mohawk Industries Inc *	4,755	647
Monro	732	56
NIKE Inc, Cl B	8,269	709
Nordstrom Inc	1,516	72
Norwegian Cruise Line Holdings Ltd *	11,298	627
O’Reilly Automotive *	141	52
PulteGroup Inc	18,091	488
Ross Stores Inc	20,089	1,905
Royal Caribbean Cruises Ltd	5,576	661
Skechers U.S.A. Inc, Cl A *	19,788	666
Starbucks Corp	5,909	415
Tesla Inc *	364	116
TJX Cos Inc/The	6,986	358
Tupperware Brands Corp	13,524	407
Ulta Beauty Inc *	235	73
Vail Resorts	2,362	492

10	SEI Catholic Values Trust / Annual Report / February 28, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
VF Corp	1,652	$144
Williams-Sonoma Inc	1,003	58
Wingstop Inc	967	64
Wyndham Destinations Inc	1,185	53
Wyndham Hotels & Resorts Inc	1,185	62
YETI Holdings *	2,157	52
Yum China Holdings Inc	3,981	166
Yum! Brands	560	53

		28,811

Consumer Staples — 5.5%
Altria Group Inc	29,445	1,543
Andersons Inc/The	3,336	123
Brown-Forman, Cl B	1,103	55
Campbell Soup Co	3,192	115
Clorox Co/The	2,350	371
Coca-Cola Co/The	17,527	795
Colgate-Palmolive Co	7,862	518
Conagra Brands Inc	45,979	1,075
Constellation Brands Inc, Cl A	1,408	238
Costco Wholesale Corp	1,572	344
Flowers Foods	2,694	55
Freshpet Inc *	1,565	65
Hain Celestial Group Inc/The *	22,520	443
Hershey Co/The	1,957	217
Hormel Foods	1,199	52
Ingredion Inc	2,181	202
JM Smucker Co/The	16,891	1,789
Kellogg Co	3,231	182
Keurig Dr Pepper Inc	2,773	70
Kimberly-Clark Corp	3,984	465
Kraft Heinz	1,549	51
McCormick & Co Inc/MD	941	128
Molson Coors Brewing Co, Cl B	14,106	870
Mondelez International Inc, Cl A	3,900	184
PepsiCo Inc	7,764	898
Philip Morris International Inc	24,389	2,120
Pilgrim’s Pride Corp *	23,313	459
Simply Good Foods Co/The *	2,945	60
Sprouts Farmers Market Inc *	1,919	45
Sysco Corp	3,544	239
TreeHouse Foods *	838	51
Tyson Foods Inc, Cl A	9,423	581
Walgreens Boots Alliance Inc	1,906	136

		14,539

Energy — 4.2%
Anadarko Petroleum Corp	1,282	56
Apache	1,840	61
Apergy Corp *	1,881	79
Baker Hughes a GE Co, Cl A	1,514	40
Chevron Corp	20,218	2,418
ConocoPhillips	15,397	1,045

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Core Laboratories NV	10,918	$708
Devon Energy Corp	22,050	651
EOG Resources	556	52
Exxon Mobil Corp	7,972	630
Gulfport Energy Corp *	43,595	334
Helmerich & Payne Inc	1,311	71
Hess Corp	1,534	89
Kinder Morgan Inc/DE	33,057	633
Marathon Petroleum	850	53
Occidental Petroleum Corp	24,833	1,643
Oceaneering International Inc *	14,003	216
ONEOK	921	59
PBF Energy Inc, Cl A	4,622	144
Range Resources Corp	25,749	276
Schlumberger Ltd	40,131	1,768

		11,026

Financials — 11.4%
Aflac Inc	51,075	2,510
Allstate	539	51
American Equity Investment Life Holding Co	21,170	670
American Express Co	1,499	162
American International Group Inc	1,158	50
Annaly Capital Management Inc ‡	4,860	49
Aon	352	60
AXA Equitable Holdings Inc	11,310	216
Bancorp Inc/The *	10,795	98
Bank of America Corp	67,106	1,951
Bank of New York Mellon Corp/The	6,349	333
BankUnited Inc	11,232	410
BB&T	1,008	51
BlackRock, Cl A	117	52
Blackstone Group LP/The (A)	30,855	1,030
Capital One Financial	657	55
Charles Schwab	1,227	56
Chubb Ltd	818	110
Citigroup Inc	46,543	2,978
CME Group Inc, Cl A	2,621	477
CNA Financial Corp	4,132	179
CNO Financial Group Inc	23,998	409
Cowen Inc, Cl A *	13,454	208
Cullen/Frost Bankers Inc	1,417	147
Discover Financial Services	857	61
E*TRADE Financial Corp	5,613	275
eHealth Inc *	970	52
Everest Re Group Ltd	3,800	859
First Commonwealth Financial Corp	17,417	245
First Republic Bank/CA	1,934	203
FNB Corp/PA	24,890	305
Franklin Resources	1,707	56
Great Western Bancorp Inc	16,510	620
Hartford Financial Services Group	2,328	115
Intercontinental Exchange	675	52

SEI Catholic Values Trust / Annual Report / February 28, 2019	11

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Invesco Ltd	29,256	$566
JPMorgan Chase & Co	21,897	2,285
KeyCorp	3,317	59
KKR & Co Inc, Cl A	60,804	1,352
Legg Mason Inc	1,747	51
Lincoln National	983	61
Marsh & McLennan Cos Inc	24,009	2,233
MetLife Inc	4,026	182
Moody’s Corp	599	104
Morgan Stanley	2,504	105
Morningstar Inc	695	88
MSCI, Cl A	353	65
National General Holdings Corp	22,522	581
Northern Trust Corp	2,684	250
PNC Financial Services Group Inc/The	1,879	237
Principal Financial Group	1,152	61
Progressive	15,086	1,100
Prudential Financial Inc	3,895	373
Regions Financial Corp	6,455	106
S&P Global Inc	5,452	1,092
Santander Consumer USA Holdings Inc	4,402	90
SLM Corp	33,402	369
State Street Corp	30,393	2,184
Synchrony Financial	2,528	82
T Rowe Price Group Inc	1,349	136
Travelers	433	58
Umpqua Holdings Corp	19,773	360
US Bancorp	2,210	114
Voya Financial Inc	1,088	55
Wells Fargo & Co	9,842	491
Zions Bancorp	1,209	62

		30,107

Health Care — 12.0%
Abbott Laboratories	52,730	4,093
Agios Pharmaceuticals Inc *	2,251	146
Alexion Pharmaceuticals Inc *	2,316	313
Align Technology Inc *	368	95
Alkermes PLC *	2,924	97
Alnylam Pharmaceuticals Inc *	2,139	182
Amedisys Inc *	806	100
Amphastar Pharmaceuticals *	26,904	669
Anthem Inc	1,653	497
Array BioPharma *	6,977	160
Axsome Therapeutics *	18,346	146
Baxter International Inc	10,461	782
BioCryst Pharmaceuticals Inc *	17,883	148
BioDelivery Sciences International *	39,482	192
BioMarin Pharmaceutical Inc *	5,008	467
BioTelemetry Inc *	1,226	92
Bluebird Bio Inc *	829	129
Boston Scientific Corp *	38,711	1,553
Bruker Corp	17,211	658

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cantel Medical	702	$52
Cardinal Health Inc	1,388	75
Centene Corp *	5,186	316
Cerner *	987	55
Cigna	4,506	786
Codexis *	9,449	204
Covetrus *	987	35
CVS Health Corp	45,481	2,630
DaVita Inc *	1,288	73
DENTSPLY SIRONA Inc	1,719	72
DexCom *	1,924	268
Edwards Lifesciences Corp *	1,725	292
Elanco Animal Health *	28,370	858
Encompass Health Corp	831	52
Ensign Group Inc/The	1,109	55
Evolus *	4,963	131
Exact Sciences Corp *	856	78
Exelixis Inc *	5,971	134
Genomic Health Inc *	2,730	207
Guardant Health *	1,537	102
Henry Schein Inc *	2,467	146
Hill-Rom Holdings Inc	1,390	147
HMS Holdings Corp *	1,337	46
Hologic *	1,306	62
Horizon Pharma PLC *	35,063	1,017
Humana Inc	723	206
ICU Medical Inc *	171	42
IDEXX Laboratories Inc *	489	103
Incyte Corp *	2,587	223
Inspire Medical Systems Inc *	1,883	117
Insulet Corp *	584	55
Integer Holdings Corp *	774	70
Integra LifeSciences Holdings *	1,163	64
Intuitive Surgical Inc *	786	430
Invitae *	5,040	101
Ionis Pharmaceuticals Inc *	1,893	134
IQVIA Holdings Inc *	6,352	890
iRhythm Technologies Inc *	788	76
Laboratory Corp of America Holdings *	513	76
LHC Group Inc *	1,502	165
Magellan Health Inc *	6,992	476
Masimo *	874	115
McKesson Corp	998	127
Mettler-Toledo International Inc *	1,367	931
Molina Healthcare Inc *	616	83
NanoString Technologies *	8,673	221
Nektar Therapeutics, Cl A *	3,301	134
NeoGenomics Inc *	13,163	258
Neurocrine Biosciences Inc *	1,611	124
Novocure Ltd *	1,011	54
Omnicell Inc *	681	58
Penumbra Inc *	579	77

12	SEI Catholic Values Trust / Annual Report / February 28, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PRA Health Sciences Inc *	6,916	$740
Premier Inc, Cl A *	1,272	47
Quest Diagnostics Inc	2,735	237
Ra Pharmaceuticals *	4,519	87
Reata Pharmaceuticals Inc, Cl A *	2,195	207
ResMed Inc	3,431	351
Sage Therapeutics Inc *	901	144
Sarepta Therapeutics Inc *	3,380	488
Seattle Genetics Inc *	1,982	147
Stryker Corp	2,405	453
Tactile Systems Technology Inc *	1,081	82
Tandem Diabetes Care Inc *	1,299	85
Teleflex Inc	473	137
Tivity Health *	2,705	58
United Therapeutics Corp *	2,109	266
Varian Medical Systems Inc *	2,254	303
Veracyte Inc *	9,024	182
Vericel Corp *	6,520	122
Vertex Pharmaceuticals Inc *	5,680	1,072
Waters Corp *	3,406	825
WellCare Health Plans Inc *	480	122
West Pharmaceutical Services Inc	999	105
Wright Medical Group *	2,568	80
Zimmer Biomet Holdings Inc	4,403	547
Zoetis Inc, Cl A	10,412	981

		31,690

Industrials — 6.6%
3M Co	9,547	1,980
ACCO Brands Corp	15,434	144
AGCO Corp	1,432	97
Alaska Air Group	775	48
American Airlines Group Inc	28,082	1,001
American Superconductor *	4,204	62
Apogee Enterprises Inc	13,968	499
Arcosa Inc	1,758	59
ASGN Inc *	1,076	69
Astec Industries	1,554	59
Atlas Air Worldwide Holdings Inc *	10,269	552
Casella Waste Systems, Cl A *	1,827	64
Caterpillar Inc	1,301	179
Cintas	5,974	1,234
Clean Harbors Inc *	1,128	77
CoStar Group Inc *	374	171
CSX Corp	1,508	110
Cummins Inc	1,667	257
Deere & Co	1,422	233
Delta Air Lines Inc	16,527	819
Dover Corp	1,366	124
Eaton Corp PLC	8,261	659
Emerson Electric	856	58
Equifax Inc	476	52
FedEx Corp	1,376	249

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Flowserve Corp	1,306	$58
Hexcel	889	64
IHS Markit *	1,072	57
Illinois Tool Works Inc	15,407	2,220
Ingersoll-Rand PLC	3,308	349
Johnson Controls International PLC	8,766	309
Kratos Defense & Security Solutions Inc *	3,613	62
LB Foster Co, Cl A *	3,821	66
Lydall Inc *	6,735	190
Macquarie Infrastructure Corp	1,159	47
ManpowerGroup Inc	1,548	130
Masco	1,719	65
MSC Industrial Direct, Cl A	598	51
Nielsen Holdings PLC	2,443	64
Oshkosh Corp	837	65
Owens Corning	2,456	123
PACCAR	771	52
Parker-Hannifin Corp	356	63
Pentair	1,364	58
Regal Beloit	733	61
Republic Services, Cl A	700	55
Resideo Technologies *	2,553	66
REV Group Inc	18,346	162
Rockwell Automation Inc	1,053	188
Roper Technologies Inc	173	56
Sensata Technologies Holding *	1,149	58
Southwest Airlines Co	1,122	63
Spirit AeroSystems Holdings Inc, Cl A	1,276	126
Stanley Black & Decker Inc	440	58
Trinity Industries Inc	4,400	103
Union Pacific Corp	4,716	791
United Continental Holdings Inc *	1,139	100
United Parcel Service Inc, Cl B	1,392	153
United Rentals *	402	54
Univar Inc *	2,330	53
USG *	1,179	51
Verisk Analytics, Cl A	474	60
Waste Management Inc	2,437	247
WESCO International Inc *	1,999	109
WW Grainger Inc	5,535	1,687
Xylem Inc/NY	4,064	307

		17,557

Information Technology — 12.4%
Accenture PLC, Cl A	4,534	732
Adobe Inc *	8,497	2,230
Advanced Micro Devices *	2,933	69
Analog Devices Inc	1,648	176
Apple Inc	13,924	2,411
Applied Materials Inc	1,271	49
ARRIS International *	1,652	52
Autodesk Inc *	1,468	239
Automatic Data Processing Inc	10,516	1,609

SEI Catholic Values Trust / Annual Report / February 28, 2019	13

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Avalara *	5,654	$295
Broadcom Inc	2,967	817
Cisco Systems Inc	32,853	1,701
Cognizant Technology Solutions Corp, Cl A	621	44
Dell Technologies, Cl C *	1,116	62
DXC Technology Co	691	46
First Data Corp, Cl A *	4,094	103
Global Payments	5,189	677
Hewlett Packard Enterprise Co	9,157	150
HP Inc	18,466	364
Intel Corp	14,089	746
Intuit Inc	2,780	687
IPG Photonics Corp *	2,873	445
Keysight Technologies Inc *	1,487	126
Lam Research Corp	3,954	696
Mastercard Inc, Cl A	4,715	1,060
Microchip Technology Inc	15,904	1,382
Micron Technology Inc *	16,901	691
Microsoft Corp	49,617	5,559
MongoDB Inc, Cl A *	576	59
NCR Corp *	6,852	192
NetApp Inc	980	64
NVIDIA Corp	3,924	605
Oracle Corp	11,105	579
PayPal Holdings Inc *	9,233	906
QUALCOMM Inc	2,930	156
Red Hat *	1,961	358
salesforce.com Inc *	11,235	1,839
ServiceNow Inc *	572	137
Super Micro Computer Inc *	40,238	769
Symantec Corp	3,404	77
Teradata *	1,351	65
Texas Instruments Inc	4,365	462
Visa Inc, Cl A	18,378	2,722
VMware, Cl A *	382	66
Workday Inc, Cl A *	795	157
Worldpay, Cl A *	2,133	204
Xilinx	598	75
Zscaler *	1,271	63

		32,773

Materials — 2.9%
Air Products & Chemicals Inc	2,798	507
AptarGroup	687	70
Avery Dennison Corp	1,234	133
B2Gold Corp *	19,608	62
Ball Corp	5,536	303
Berry Global Group *	1,067	56
Cabot Corp	883	41
Century Aluminum Co *	9,125	79
Commercial Metals Co	15,526	257
Crown Holdings Inc *	12,110	657
Domtar	1,435	73

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DowDuPont Inc	17,471	$930
Eastman Chemical Co	6,389	528
Ecolab Inc	466	79
FMC Corp	1,027	92
Freeport-McMoRan Inc	33,241	429
Huntsman	13,246	328
International Flavors & Fragrances Inc	1,080	138
International Paper	1,238	57
Linde PLC	3,645	631
LyondellBasell Industries, Cl A	607	52
Newmont Mining Corp	2,829	97
Owens-Illinois Inc	27,394	546
PPG Industries	510	57
Sherwin-Williams Co/The	1,001	434
Sonoco Products Co	4,357	252
United States Steel Corp	15,292	343
Venator Materials PLC *	17,393	102
Vulcan Materials Co	2,713	302

		7,635

Real Estate — 1.0%
American Campus Communities Inc ‡	2,372	107
American Tower ‡	611	108
Americold Realty Trust ‡	1,994	57
AvalonBay Communities Inc ‡	909	177
Brandywine Realty Trust ‡	3,873	61
CBRE Group, Cl A *	1,320	66
Corporate Office Properties Trust ‡	2,505	65
Crown Castle International ‡	2,095	249
Equinix ‡	145	61
Equity Residential ‡	780	58
HCP ‡	1,868	58
Host Hotels & Resorts Inc ‡	11,361	223
Iron Mountain ‡	1,533	54
Jones Lang LaSalle	410	68
Kilroy Realty ‡	811	60
Prologis Inc ‡	8,506	596
Public Storage ‡	252	53
Retail Value ‡	1,931	60
Simon Property Group ‡	279	51
Ventas Inc ‡	1,890	119
VEREIT Inc ‡	6,295	50
Welltower Inc ‡	1,829	136
Weyerhaeuser Co ‡	7,943	198

		2,735

Utilities — 1.0%
Ameren	786	56
American Electric Power Co Inc	675	55
American Water Works Co Inc	950	97
CMS Energy Corp	7,687	418
Consolidated Edison	664	55
Dominion Energy	694	51

14	SEI Catholic Values Trust / Annual Report / February 28, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DTE Energy Co	4,961	$613
Duke Energy Corp	1,264	113
Entergy	595	56
Eversource Energy	2,451	171
Exelon Corp	3,510	171
NextEra Energy Inc	862	162
NiSource	2,008	54
Pinnacle West Capital	590	55
Public Service Enterprise Group Inc	939	55
Sempra Energy	466	56
Southern	1,127	56
WEC Energy Group	737	56
Xcel Energy Inc	6,735	370

		2,720

Total Common Stock (Cost $162,233) ($ Thousands)		194,718

FOREIGN COMMON STOCK — 23.0%
Australia — 0.5%
BHP Billiton Ltd ADR	22,006	1,164
South32 Ltd ADR	7,863	110

		1,274

Austria — 0.9%
Erste Group Bank AG	26,888	1,018
Schoeller-Bleckmann Oilfield Equipment AG	8,357	648
voestalpine AG	19,515	605

		2,271

Brazil — 0.8%
Banco Bradesco SA ADR *	105,711	1,214
JBS SA	231,300	834

		2,048

Canada — 1.2%
Canadian Natural Resources Ltd	60,895	1,730
Magna International Inc	17,257	910
Rogers Communications Inc, Cl B	9,788	541

		3,181

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA ADR	5,090	210

China — 1.3%
Alibaba Group Holding ADR *	8,215	1,504
Anhui Conch Cement Co Ltd, Cl H	176,500	1,009
Baidu Inc ADR *	2,280	371
BYD Co Ltd, Cl H	102,000	652

		3,536

Colombia — 0.4%
Bancolombia SA ADR	21,447	1,037

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Czech Republic — 0.2%
Komercni banka as	14,103	$593

France — 1.3%
BNP Paribas SA ADR	26,408	676
Capgemini SE	8,918	1,068
Societe Generale SA	23,306	717
Sodexo SA	9,550	1,050

		3,511

Germany — 0.9%
BASF SE	10,397	793
Continental AG	5,814	953
Vonovia SE	10,209	496

		2,242

Hong Kong — 0.6%
China Life Insurance Co Ltd, Cl H	362,000	996
Sinopharm Group Co Ltd, Cl H	135,200	601

		1,597

India — 0.7%
HDFC Bank Ltd ADR	9,560	967
ICICI Bank Ltd ADR	87,214	860

		1,827

Indonesia — 0.1%
Indofood Sukses Makmur Tbk PT	714,400	359

Ireland — 2.1%
AerCap Holdings NV *	12,168	549
ICON PLC *	19,399	2,716
Jazz Pharmaceuticals PLC *	9,239	1,294
Medtronic PLC	11,308	1,023

		5,582

Israel — 0.4%
Check Point Software Technologies Ltd *	8,759	1,071

Italy — 0.3%
Prysmian SpA	36,774	752

Japan — 1.6%
Denso Corp	31,000	1,332
Hitachi Ltd	31,000	929
SoftBank Group Corp	10,600	979
Toray Industries Inc	146,500	1,020

		4,260

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV, Cl O	140,300	764

Netherlands — 2.3%
Heineken NV	12,527	1,264
NXP Semiconductors NV	662	60
QIAGEN NV *	21,754	836
RELX PLC	51,732	1,189
Royal Dutch Shell PLC, Cl A	26,915	841

SEI Catholic Values Trust / Annual Report / February 28, 2019	15

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Royal Dutch Shell PLC ADR, Cl A	32,241	$2,006

		6,196

Norway — 1.4%
DNB ASA	98,006	1,881
Equinor ASA ADR	79,086	1,776

		3,657

Puerto Rico — 0.1%
OFG Bancorp	8,910	184
Popular	1,050	59

		243

Singapore — 0.4%
DBS Group Holdings Ltd	64,300	1,182

South Korea — 0.4%
Samsung Electronics Co Ltd	26,925	1,080

Spain — 0.7%
Amadeus IT Group SA, Cl A	23,403	1,764

Switzerland — 0.5%
Credit Suisse Group AG ADR	113,222	1,394

Taiwan — 1.1%
ASE Technology Holding Co Ltd	310,700	635
Hon Hai Precision Industry Co Ltd	312,960	739

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Taiwan Semiconductor Manufacturing Co Ltd	201,000	$1,561

		2,935

United Kingdom — 2.4%
Barclays PLC	371,460	811
BP PLC ADR	37,662	1,606
Diageo PLC	35,712	1,384
HSBC Holdings PLC	109,220	890
ITV PLC	259,567	453
Rio Tinto PLC ADR	19,393	1,129
STERIS PLC	1,076	130

		6,403

Total Foreign Common Stock (Cost $55,560) ($ Thousands)		60,969

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F 2.230%**†	5,352,043	5,352

Total Cash Equivalent (Cost $5,352) ($ Thousands)		5,352

Total Investments in Securities — 98.6% (Cost $223,145) ($ Thousands)		$261,039

A list of the open futures contracts held by the Fund at February, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Russell 2000 Index E-MINI	9	Mar-2019	$623	$709	$86
S&P 500 Index E-MINI	35	Mar-2019	4,389	4,873	484

			$5,012	$5,582	$570

For the year-ended February 28, 2019, the total amount of futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $264,756 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of February 28, 2019.
†	Investment in Affiliated Security (see Note 5).
‡	Real Estate Investment Trust.
(A)	Security is a Master Limited Partnership. At February 28, 2019, such securities amounted to $1,030 ($ Thousands), or 0.4% of the Net Assets of the Fund (See Note 2).

ADR — American	Depositary Receipt

Cl — Class

LP — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

As of February 28, 2019, all of the Fund’s investments and other financial instruments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended February 28, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended February 28, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities. For the year ended February 28, 2019, there were no Level 3 securities.

The following is a summary of the Fund’s transactions with affiliates for the year ended February 28, 2019 ($ Thousands):

Security Description	Value 2/28/2018	Purchases at Cost	Proceeds from Sales	Value 2/28/2019	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$5,748	$43,975	$(44,371)	$5,352	$139

The accompanying notes are an integral part of the financial statements.

16	SEI Catholic Values Trust / Annual Report / February 28, 2019

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Fixed Income Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 37.1%

Agency Mortgage-Backed Obligations — 28.1%
FHLMC
6.000%, 03/01/2035	$388	$429
5.500%, 04/01/2030	254	270
5.000%, 06/01/2041 to 01/01/2049	620	658
4.500%, 06/01/2038 to 07/01/2047	1,024	1,071
4.000%, 07/01/2037 to 11/01/2048	3,043	3,116
3.500%, 03/01/2043 to 03/01/2045	492	495
3.000%, 09/01/2036 to 09/01/2047	3,965	3,894
FHLMC CMO, Ser 2012-4057, Cl CS, IO
3.561%, VAR LIBOR USD 1 Month+6.050%, 04/15/2039	25	2
FHLMC CMO, Ser 2014-328, Cl S4, IO
1.588%, 02/15/2038 (A)	63	4
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.457%, 04/15/2041 (A)	342	17
FHLMC CMO, Ser 2015-4494, Cl AI, IO
1.512%, 11/15/2038 (A)	331	16
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	188	183
FHLMC TBA
3.500%, 03/15/2045	200	200
3.000%, 03/15/2045	100	98
FNMA
5.000%, 10/01/2033 to 11/01/2048	3,242	3,459
4.500%, 07/01/2033 to 09/01/2057	2,055	2,139
4.000%, 04/01/2036 to 06/01/2057	3,775	3,877
3.525%, 02/01/2029	300	306
3.500%, 10/01/2037 to 03/01/2057	3,529	3,556
3.000%, 12/01/2037 to 04/01/2047	2,229	2,185
2.810%, 04/01/2025	40	40
FNMA CMO, Ser 2015-55, Cl IO, IO
1.353%, 08/25/2055 (A)	261	13

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2015-56, Cl AS, IO
3.660%, VAR LIBOR USD 1 Month+6.150%, 08/25/2045	$270	$53
FNMA TBA
5.000%, 03/15/2045	100	105
3.500%, 03/15/2030 to 03/15/2045	4,850	4,885
3.000%, 03/15/2045	250	244
FNMA, Ser M1, Cl A2
3.550%, 09/25/2028 (A)	190	194
GNMA
5.000%, 08/20/2048 to 01/20/2049	844	882
4.500%, 01/15/2042 to 01/20/2049	2,944	3,067
4.000%, 08/15/2045 to 08/20/2047	763	787
3.500%, 01/20/2047 to 10/20/2047	360	364
3.000%, 01/20/2047 to 04/20/2048	1,662	1,642
GNMA CMO, Ser 2007-51, Cl SG, IO 4.095%, VAR LIBOR USD 1
Month+6.580%, 08/20/2037	14	2
GNMA CMO, Ser 2012-34, Cl SA, IO
3.565%, VAR LIBOR USD 1 Month+6.050%, 03/20/2042	159	22
GNMA CMO, Ser 2012-43, Cl SN, IO
4.119%, VAR LIBOR USD 1 Month+6.600%, 04/16/2042	136	27
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.733%, VAR ICE LIBOR USD 1 Month+0.000%, 10/20/2062	106	5
GNMA CMO, Ser 2014-118, Cl HS, IO
3.715%, VAR LIBOR USD 1 Month+6.200%, 08/20/2044	287	51
GNMA TBA
4.500%, 03/15/2045	680	704
4.000%, 03/15/2045	300	308
3.500%, 03/15/2045	700	706
3.000%, 03/15/2045	100	99
GNMA, Ser 108, Cl A
3.250%, 05/16/2059 (A)	50	49
GNMA, Ser 123, Cl AH
3.250%, 09/16/2052	10	10
GNMA, Ser 2018-130, Cl A
3.250%, 05/16/2059	100	99

		40,333

Non-Agency Mortgage-Backed Obligations — 9.0%
BAMLL Commercial Mortgage Securities
Trust, Ser 2014-FL1, Cl E
4.348%, VAR LIBOR USD 1 Month+5.500%, 12/15/2031 (B)	260	255
BANK, Ser 2017-BNK8, Cl XA, IO
0.748%, 11/15/2050 (A)	1,652	86
BBCCRE Trust, Ser 2015-GTP, Cl D
4.563%, 08/10/2033 (A)(B)	140	133

SEI Catholic Values Trust / Annual Report / February 28, 2019	17

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser 2018- BIOA, Cl A
3.160%, VAR LIBOR USD 1 Month+0.671%, 03/15/2037 (B)	$100	$99
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl B1
2.969%, 05/25/2035 (A)(B)	250	193
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl A1
2.760%, VAR ICE LIBOR USD 1 Month+0.270%, 05/25/2035 (B)	145	142
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1M1
3.990%, VAR ICE LIBOR USD 1 Month+1.500%, 10/25/2037 (B)	120	119
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046 (B)	100	98
COMM Mortgage Trust, Ser 2013-CR8, Cl A4
3.334%, 06/10/2046	404	407
COMM Mortgage Trust, Ser 2015-CR24, Cl AM
4.028%, 08/10/2048 (A)	90	92
COMM Mortgage Trust, Ser 2018-COR3, Cl A3
4.228%, 05/10/2051	343	359
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl AS
3.849%, 06/15/2057 (A)	210	213
CSMC Trust, Ser 2017-HL1, Cl A3
3.500%, 06/25/2047 (A)(B)	257	256
CSMC Trust, Ser 2017-TIME, Cl A
3.646%, 11/13/2039 (B)	100	99
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (A)(B)	663	641
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048 (A)(B)	233	230
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
7.140%, VAR ICE LIBOR USD 1 Month+4.650%, 10/25/2028	340	383
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA4, Cl M2
3.790%, VAR ICE LIBOR USD 1 Month+1.300%, 03/25/2029	236	237
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
2.650%, VAR ICE LIBOR USD 1 Month+0.160%, 11/25/2036	244	236
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
6.740%, VAR ICE LIBOR USD 1 Month+4.250%, 01/25/2029	50	56

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2018-C05, Cl 1M2
4.840%, VAR ICE LIBOR USD 1 Month+2.350%, 01/25/2031	$250	$252
GS Mortgage Securities Trust, Ser 2006-GG8, Cl AJ
5.622%, 11/10/2039	134	114
GS Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.592%, 08/10/2043 (B)	735	746
GS Mortgage Securities Trust, Ser 2012-GC6, Cl AS
4.948%, 01/10/2045 (B)	200	208
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A4
3.377%, 05/10/2045	394	397
GS Mortgage Securities Trust, Ser 2018-CHILL, Cl A
3.239%, VAR LIBOR USD 1 Month+0.750%, 02/15/2037 (B)	250	247
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl A
3.281%, 06/09/2021	190	187
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl B
4.481%, 06/09/2021	190	187
Impac CMB Trust, Ser 2005-4, Cl 1M1
3.135%, VAR ICE LIBOR USD 1 Month+0.645%, 05/25/2035	65	62
Impac Secured Assets Trust, Ser 2006-2, Cl 2M3
3.590%, VAR ICE LIBOR USD 1 Month+1.100%, 08/25/2036	173	170
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C7, Cl XA, IO
0.910%, 10/15/2050 (A)	1,470	85
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C6, Cl A3
3.507%, 05/15/2045	178	181
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-CIBX, Cl A4
3.483%, 06/15/2045	450	454
JPMorgan Mortgage Trust, Ser 2005-S2, Cl 2A15
6.000%, 09/25/2035	171	161
JPMorgan Mortgage Trust, Ser 2016-1, Cl A5
3.500%, 05/25/2046 (A)(B)	235	234
JPMorgan Mortgage Trust, Ser 2016-4, Cl A5
3.500%, 10/25/2046 (A)	90	89
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048 (A)(B)	280	277
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (A)(B)	140	137

18	SEI Catholic Values Trust / Annual Report / February 28, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (A)(B)	$479	$471
JPMorgan Mortgage Trust, Ser 2018-6, Cl 1A4
3.500%, 12/25/2048 (A)(B)	442	441
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl B
4.131%, 07/15/2050 (A)	100	101
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C32, Cl ASB
3.514%, 12/15/2049	283	288
Morgan Stanley Capital I Trust, Ser 2007- IQ16, Cl AJ
6.173%, 12/12/2049 (A)	198	150
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035 (A)(B)	110	108
Option One Mortgage Loan Trust, Ser 2007-FXD1, Cl 3A4
5.860%, 01/25/2037	138	135
Reperforming Loan REMIC Trust, Ser 2005-R2, Cl 2A3
8.000%, 06/25/2035 (B)	83	85
Rosslyn Portfolio Trust, Ser 2017-R17, Cl A 3.459%, VAR LIBOR USD 1
Month+0.950%, 06/15/2033 (B)	100	100
Sequoia Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 02/25/2047 (A)	301	299
Sequoia Mortgage Trust, Ser 2017-4, Cl A4
3.500%, 07/25/2047 (A)(B)	171	170
Sequoia Mortgage Trust, Ser 2017-6, Cl A4
3.500%, 09/25/2047 (A)	179	178
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl A3
3.400%, 05/10/2045	630	636
UBS Commercial Mortgage Trust, Ser 2018-C13, Cl ASB
4.241%, 10/15/2051	532	558
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl AS
3.872%, 05/15/2048 (A)	270	274
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A4
4.902%, 06/15/2044 (A)(B)	359	371
WFRBS Commercial Mortgage Trust, Ser 2013-UBSS1, Cl A2
2.927%, 03/15/2046	10	10

		12,897

Total Mortgage-Backed Securities (Cost $53,791) ($ Thousands)		53,230

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 34.7%
Communication Services — 3.0%
AT&T
5.350%, 09/01/2040	$1	$1
4.750%, 05/15/2046	10	9
4.500%, 03/09/2048	130	116
4.350%, 06/15/2045	20	17
3.956%, VAR ICE LIBOR USD 3 Month+1.180%, 06/12/2024	462	457
3.400%, 05/15/2025	438	427
CCO Holdings
5.125%, 05/01/2027 (B)	70	69
5.000%, 02/01/2028 (B)	10	10
Charter Communications Operating
6.484%, 10/23/2045	102	110
6.384%, 10/23/2035	390	418
5.750%, 04/01/2048	70	70
5.375%, 04/01/2038	20	19
5.050%, 03/30/2029	20	20
4.200%, 03/15/2028	110	106
3.579%, 07/23/2020	50	50
Comcast
6.400%, 05/15/2038	170	208
4.700%, 10/15/2048	40	42
4.250%, 10/15/2030	60	62
4.150%, 10/15/2028	160	165
3.950%, 10/15/2025	70	72
3.900%, 03/01/2038	40	37
3.375%, 08/15/2025	140	140
3.150%, 03/01/2026	20	20
Comcast Cable Communications Holdings
9.455%, 11/15/2022	270	329
Netflix
5.375%, 02/01/2021	10	10
Sprint
7.250%, 09/15/2021	20	21
Sprint Spectrum
4.738%, 03/20/2025 (B)	230	230
Telefonica Emisiones
4.103%, 03/08/2027	150	148
Telefonica Emisiones SAU
5.213%, 03/08/2047	150	144
Verizon Communications
5.500%, 03/16/2047	6	7
5.250%, 03/16/2037	20	22
4.862%, 08/21/2046	20	21
4.522%, 09/15/2048	261	255
4.500%, 08/10/2033	170	173
4.329%, 09/21/2028	50	52
3.500%, 11/01/2024	20	20
3.376%, 02/15/2025	19	19
2.625%, 08/15/2026	10	9

SEI Catholic Values Trust / Annual Report / February 28, 2019	19

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Vodafone Group
5.250%, 05/30/2048	$40	$38
4.375%, 05/30/2028	150	149

		4,292

Consumer Discretionary — 1.9%
1011778 BC ULC / New Red Finance
5.000%, 10/15/2025 (B)	10	10
Amazon.com
4.950%, 12/05/2044	30	34
4.050%, 08/22/2047	30	30
3.875%, 08/22/2037	20	20
3.150%, 08/22/2027	50	49
American Axle & Manufacturing
6.625%, 10/15/2022	8	8
BMW US Capital
1.850%, 09/15/2021 (B)	10	10
Cox Communications
3.350%, 09/15/2026 (B)	231	218
3.250%, 12/15/2022 (B)	385	381
Daimler Finance North America
2.700%, 08/03/2020 (B)	180	179
Ford Motor
4.750%, 01/15/2043	30	23
General Motors
6.250%, 10/02/2043	50	49
5.150%, 04/01/2038	20	18
General Motors Financial
4.150%, 06/19/2023	545	547
3.450%, 04/10/2022	10	10
2.450%, 11/06/2020	20	19
Hanesbrands
4.875%, 05/15/2026 (B)	20	20
Hilton Domestic Operating
5.125%, 05/01/2026 (B)	10	10
Hilton Worldwide Finance
4.875%, 04/01/2027	20	20
Lennar
5.000%, 06/15/2027	10	10
4.750%, 11/29/2027	20	19
4.500%, 04/30/2024	20	20
McDonald’s MTN
3.800%, 04/01/2028	10	10
3.500%, 03/01/2027	90	89
Myriad International Holdings BV
4.850%, 07/06/2027 (B)	200	201
Sands China
5.125%, 08/08/2025	200	205
Time Warner
4.750%, 03/29/2021	80	83
3.600%, 07/15/2025	135	133

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Time Warner Cable
7.300%, 07/01/2038	$90	$101
5.875%, 11/15/2040	30	29
Time Warner Entertainment
8.375%, 07/15/2033	120	152
Toll Brothers Finance
4.375%, 04/15/2023	20	20
VOC Escrow
5.000%, 02/15/2028 (B)	30	29

		2,756

Consumer Staples — 2.8%
Altria Group
6.200%, 02/14/2059	10	10
5.800%, 02/14/2039	130	129
5.375%, 01/31/2044	10	9
4.800%, 02/14/2029	50	50
4.750%, 05/05/2021	50	52
4.400%, 02/14/2026	70	71
3.800%, 02/14/2024	20	20
3.490%, 02/14/2022	20	20
2.850%, 08/09/2022	20	20
Anheuser-Busch
4.900%, 02/01/2046 (B)	638	612
3.650%, 02/01/2026 (B)	60	59
Anheuser-Busch InBev Finance
3.300%, 02/01/2023	130	131
2.650%, 02/01/2021	15	15
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	50	52
4.750%, 01/23/2029	150	157
4.150%, 01/23/2025	40	41
4.000%, 04/13/2028	20	20
3.500%, 01/12/2024	100	101
2.500%, 07/15/2022	60	59
BAT Capital
4.540%, 08/15/2047	110	89
3.557%, 08/15/2027	140	128
Constellation Brands
4.750%, 11/15/2024	80	84
Cott Holdings
5.500%, 04/01/2025 (B)	20	20
CVS Health
5.125%, 07/20/2045	60	59
3.875%, 07/20/2025	18	18
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	421	493
6.036%, 12/10/2028	232	250
Danone
2.077%, 11/02/2021 (B)	200	194
Diageo Capital
4.828%, 07/15/2020	110	113

20	SEI Catholic Values Trust / Annual Report / February 28, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Kraft Heinz Foods
5.375%, 02/10/2020	$30	$30
3.950%, 07/15/2025	120	119
Kroger
4.000%, 02/01/2024	407	413
Lamb Weston Holdings
4.875%, 11/01/2026 (B)	20	20
PepsiCo
4.600%, 07/17/2045	40	44
Philip Morris International
2.900%, 11/15/2021	10	10
2.500%, 08/22/2022	50	49
2.500%, 11/02/2022	50	49
1.875%, 11/01/2019	70	70
Reynolds American
5.850%, 08/15/2045	20	19
3.250%, 06/12/2020	11	11
Spectrum Brands
6.625%, 11/15/2022	20	21
Walgreens Boots Alliance
3.450%, 06/01/2026	40	38
Wm Wrigley Jr
3.375%, 10/21/2020 (B)	30	30

		3,999

Energy — 4.9%
Anadarko Finance
7.500%, 05/01/2031	60	73
Anadarko Petroleum
6.200%, 03/15/2040	75	82
5.550%, 03/15/2026	60	64
4.850%, 03/15/2021	16	17
4.280%, 10/10/2036 (C)	1,000	428
Antero Resources
5.375%, 11/01/2021	10	10
Apache
4.375%, 10/15/2028	90	89
4.250%, 01/15/2044	150	128
Blue Racer Midstream
6.125%, 11/15/2022 (B)	20	20
BP Capital Markets
3.535%, 11/04/2024	10	10
3.506%, 03/17/2025	100	101
BP Capital Markets America
3.588%, 04/14/2027	10	10
3.216%, 11/28/2023	200	200
Cheniere Corpus Christi Holdings
5.125%, 06/30/2027	10	10
Chesapeake Energy
8.000%, 06/15/2027	10	10
6.125%, 02/15/2021	10	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Chevron
2.954%, 05/16/2026	$30	$30
Cimarex Energy
3.900%, 05/15/2027	50	48
Concho Resources
4.300%, 08/15/2028	325	327
3.750%, 10/01/2027	10	10
Continental Resources
4.500%, 04/15/2023	70	71
4.375%, 01/15/2028	20	20
3.800%, 06/01/2024	10	10
Devon Energy
5.850%, 12/15/2025	30	33
5.600%, 07/15/2041	50	54
5.000%, 06/15/2045	50	51
3.250%, 05/15/2022	20	20
Diamondback Energy
5.375%, 05/31/2025	10	10
Ecopetrol
5.875%, 05/28/2045	100	101
Energy Transfer Operating
6.250%, 04/15/2049	10	11
5.250%, 04/15/2029	20	21
4.950%, 06/15/2028	10	10
4.500%, 04/15/2024	50	51
Enterprise Products Operating
4.150%, 10/16/2028	290	298
4.050%, 02/15/2022	123	126
EOG Resources
4.150%, 01/15/2026	20	21
ExxonMobil
4.114%, 03/01/2046	70	73
3.043%, 03/01/2026	40	40
Halliburton
5.000%, 11/15/2045	40	41
3.800%, 11/15/2025	50	50
Kerr-McGee
7.875%, 09/15/2031	10	13
6.950%, 07/01/2024	10	11
Kinder Morgan
5.300%, 12/01/2034	20	21
4.300%, 03/01/2028	20	20
Kinder Morgan Energy Partners
4.250%, 09/01/2024	40	41
4.150%, 02/01/2024	400	409
3.500%, 03/01/2021	20	20
3.500%, 09/01/2023	30	30
MPLX
5.500%, 02/15/2049	30	31
4.875%, 06/01/2025	110	114
4.800%, 02/15/2029	60	62
4.700%, 04/15/2048	60	55

SEI Catholic Values Trust / Annual Report / February 28, 2019	21

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.500%, 04/15/2038	$10	$9
Noble Energy
5.250%, 11/15/2043	10	9
4.950%, 08/15/2047	10	9
4.150%, 12/15/2021	50	51
3.850%, 01/15/2028	30	29
Oasis Petroleum
6.875%, 01/15/2023	19	19
Occidental Petroleum
4.625%, 06/15/2045	20	21
4.400%, 04/15/2046	10	10
4.100%, 02/15/2047	70	69
3.400%, 04/15/2026	20	20
3.125%, 02/15/2022	19	19
3.000%, 02/15/2027	20	19
Pertamina Persero
6.000%, 05/03/2042 (B)	200	211
Petrobras Global Finance BV
7.375%, 01/17/2027	210	231
6.850%, 06/05/2115	50	49
5.750%, 02/01/2029	50	50
5.299%, 01/27/2025	155	156
Petroleos Mexicanos
6.625%, 06/15/2035	100	90
Petroleos Mexicanos MTN
6.875%, 08/04/2026	20	20
Phillips 66 Partners
3.605%, 02/15/2025	300	294
3.550%, 10/01/2026	232	222
Range Resources
5.875%, 07/01/2022	10	10
4.875%, 05/15/2025	30	28
Schlumberger Holdings
4.000%, 12/21/2025 (B)	30	30
3.000%, 12/21/2020	468	467
Shell International Finance BV
4.375%, 05/11/2045	50	52
4.000%, 05/10/2046	50	50
2.875%, 05/10/2026	80	78
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	200	207
Sunoco Logistics Partners Operations
3.450%, 01/15/2023	381	376
Targa Resources Partners
6.875%, 01/15/2029 (B)	20	21
6.500%, 07/15/2027 (B)	10	11
5.875%, 04/15/2026 (B)	10	10
5.375%, 02/01/2027	10	10
4.250%, 11/15/2023	10	10
Transocean Pontus
6.125%, 08/01/2025 (B)	13	13

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Valero Energy
6.125%, 02/01/2020	$74	$76
Whiting Petroleum
6.625%, 01/15/2026	10	10
5.750%, 03/15/2021	10	10
Williams
7.875%, 09/01/2021	30	33
7.750%, 06/15/2031	140	168
7.500%, 01/15/2031	10	12
3.700%, 01/15/2023	20	20
Williams Partners
5.250%, 03/15/2020	20	20
WPX Energy
8.250%, 08/01/2023	30	34

		6,979

Financials — 11.5%
Ally Financial
8.000%, 11/01/2031	50	62
Ambac Assurance
5.100%, 06/07/2020 (B)	–	–
Ambac LSNI
7.803%, VAR ICE LIBOR USD 3 Month+5.000%, 02/12/2023 (B)	1	1
American Express
3.400%, 02/27/2023	412	415
2.650%, 12/02/2022	140	138
American Express Credit MTN
2.375%, 05/26/2020	40	40
American International Group
4.800%, 07/10/2045	183	176
3.750%, 07/10/2025	40	39
Banco Santander
4.379%, 04/12/2028	200	197
Bank of America
3.946%, VAR ICE LIBOR USD 3 Month+1.190%, 01/23/2049	10	9
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	42	41
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	419	413
Bank of America MTN
5.000%, 01/21/2044	70	77
4.450%, 03/03/2026	10	10
4.000%, 01/22/2025	300	301
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	50	50
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	160	157
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	70	70
3.500%, 04/19/2026	402	399

22	SEI Catholic Values Trust / Annual Report / February 28, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	$200	$203
BNP Paribas
4.705%, VAR ICE LIBOR USD 3 Month+2.235%, 01/10/2025 (B)	200	206
4.400%, 08/14/2028 (B)	200	201
Brighthouse Financial
4.700%, 06/22/2047	50	40
Capital One Financial
3.200%, 01/30/2023	203	200
Chubb INA Holdings
2.300%, 11/03/2020	10	10
CIT Group
5.250%, 03/07/2025	20	21
4.750%, 02/16/2024	30	30
Citigroup
8.125%, 07/15/2039	110	160
4.650%, 07/23/2048	241	251
4.450%, 09/29/2027	270	271
4.125%, 07/25/2028	90	88
3.700%, 01/12/2026	170	170
3.400%, 05/01/2026	442	431
Commonwealth Bank of Australia MTN
3.900%, 07/12/2047 (B)	20	19
Cooperatieve Rabobank UA
4.375%, 08/04/2025	250	254
3.875%, 09/26/2023 (B)	392	398
3.125%, 04/26/2021	250	251
Credit Agricole
8.125%, VAR USD Swap Semi 30/360 5 Yr Curr+6.185%, 12/31/2049 (B)	260	290
Credit Agricole MTN
4.000%, VAR USD Swap Semi 30/360 5 Yr Curr+1.644%, 01/10/2033 (B)	250	235
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	250	257
4.550%, 04/17/2026	250	256
Danske Bank
5.000%, 01/12/2022 (B)	200	204
Five Corners Funding Trust
4.419%, 11/15/2023 (B)	200	208
HSBC Holdings
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	600	615
4.250%, 03/14/2024	200	203
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	200	197
Intesa Sanpaolo
3.125%, 07/14/2022 (B)	200	190
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (B)	200	185

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
JPMorgan Chase
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029	$20	$21
4.250%, 10/01/2027	10	10
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	170	174
4.125%, 12/15/2026	150	152
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	120	123
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	160	156
3.200%, 01/25/2023	407	407
3.125%, 01/23/2025	150	148
KKR Group Finance II
5.500%, 02/01/2043 (B)	208	213
KKR Group Finance III
5.125%, 06/01/2044 (B)	215	212
Liberty Mutual Group
4.569%, 02/01/2029 (B)	49	50
4.250%, 06/15/2023 (B)	15	15
Lloyds Banking Group
4.375%, 03/22/2028	200	200
Macquarie Group MTN
4.150%, VAR ICE LIBOR USD 3 Month+1.330%, 03/27/2024 (B)	374	376
Metropolitan Life Insurance
7.800%, 11/01/2025 (B)	267	327
Mitsubishi UFJ Financial Group
2.998%, 02/22/2022	20	20
Morgan Stanley
3.737%, VAR ICE LIBOR USD 3 Month+0.847%, 04/24/2024	120	121
Morgan Stanley MTN
4.300%, 01/27/2045	237	233
3.875%, 04/29/2024	346	351
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	170	167
Navient MTN
8.000%, 03/25/2020	40	42
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (B)	225	224
Prudential Financial MTN
7.375%, 06/15/2019	385	390
Reliance Standard Life Global Funding II MTN
2.500%, 01/15/2020 (B)	10	10
Royal Bank of Canada MTN
3.200%, 04/30/2021	40	40
2.150%, 10/26/2020	30	30
Royal Bank of Scotland Group
5.125%, 05/28/2024	200	203
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024	200	201

SEI Catholic Values Trust / Annual Report / February 28, 2019	23

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Santander Holdings USA
4.500%, 07/17/2025	$10	$10
Santander UK
2.375%, 03/16/2020	20	20
Sumitomo Mitsui Financial Group
2.058%, 07/14/2021	30	29
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (B)	150	160
Toronto-Dominion Bank MTN
3.250%, 06/11/2021	50	50
UBS MTN
4.500%, 06/26/2048 (B)	200	216
UBS Group Funding Jersey
4.125%, 04/15/2026 (B)	449	456
UBS Group Funding Switzerland
4.253%, 03/23/2028 (B)	200	203
US Bank
3.150%, 04/26/2021	250	251
Voya Financial
3.125%, 07/15/2024	258	250
WEA Finance
3.750%, 09/17/2024 (B)	200	200
2.700%, 09/17/2019 (B)	430	430
Wells Fargo
4.480%, 01/16/2024	200	207
3.000%, 10/23/2026	50	48
Wells Fargo MTN
4.900%, 11/17/2045	50	51
4.750%, 12/07/2046	30	30
4.650%, 11/04/2044	100	99
4.400%, 06/14/2046	10	10
4.300%, 07/22/2027	300	306
3.450%, 02/13/2023	160	160
Westpac Banking
2.600%, 11/23/2020	40	40
2.300%, 05/26/2020	10	10

		16,491

Health Care — 1.5%
Abbott Laboratories
4.900%, 11/30/2046	40	44
4.750%, 11/30/2036	10	11
3.750%, 11/30/2026	23	23
Aetna
2.800%, 06/15/2023	10	10
Anthem
3.650%, 12/01/2027	70	69
3.350%, 12/01/2024	20	20
2.950%, 12/01/2022	50	49
Cardinal Health
3.079%, 06/15/2024	20	19

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.616%, 06/15/2022	$20	$20
Centene
6.125%, 02/15/2024	20	21
5.625%, 02/15/2021	10	10
5.375%, 06/01/2026 (B)	30	31
4.750%, 05/15/2022	20	21
Cigna
4.375%, 10/15/2028 (B)	120	122
4.125%, 11/15/2025 (B)	347	352
3.750%, 07/15/2023 (B)	80	81
3.400%, 09/17/2021 (B)	30	30
CVS Health
5.050%, 03/25/2048	20	20
4.300%, 03/25/2028	310	310
4.100%, 03/25/2025	40	40
3.700%, 03/09/2023	180	181
3.350%, 03/09/2021	30	30
Express Scripts Holding
3.400%, 03/01/2027	441	420
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (B)	50	51
Medtronic
3.500%, 03/15/2025	70	71
Medtronic Global Holdings SCA
3.350%, 04/01/2027	50	50
Teva Pharmaceutical Finance Netherlands III BV
2.200%, 07/21/2021	30	28

		2,134

Industrials — 3.7%
AerCap Ireland Capital DAC
4.625%, 10/30/2020	278	282
Air Canada Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (B)	266	260
Air Lease
3.250%, 03/01/2025	545	516
American Airlines Pass-Through Trust, Ser 2013-1, Cl B
5.625%, 01/15/2021 (B)	106	108
American Airlines Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	572	588
Beacon Escrow
4.875%, 11/01/2025 (B)	10	9
Cie de Chemin de Fer Canadien Pacifique
6.125%, 09/15/2115	127	148
Cintas No. 2
3.700%, 04/01/2027	30	30
2.900%, 04/01/2022	20	20

24	SEI Catholic Values Trust / Annual Report / February 28, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	$178	$179
DAE Funding
5.750%, 11/15/2023 (B)	20	20
Delta Air Lines Pass-Through Trust, Ser 2012-2, Cl A
4.950%, 05/23/2019	90	91
Eaton
4.150%, 11/02/2042	70	68
FedEx
4.050%, 02/15/2048	237	205
Ferguson Finance
4.500%, 10/24/2028 (B)	394	389
International Lease Finance
8.625%, 01/15/2022	20	23
6.250%, 05/15/2019	10	10
5.875%, 08/15/2022	50	53
Norfolk Southern
4.837%, 10/01/2041	200	210
Park Aerospace Holdings
5.250%, 08/15/2022 (B)	50	51
Penske Truck Leasing LP
3.900%, 02/01/2024 (B)	457	454
Ryder System MTN
3.875%, 12/01/2023	432	437
Spirit Airlines Pass-Through Trust, Ser 2017-1AA
3.375%, 02/15/2030	196	190
Union Pacific
4.500%, 09/10/2048	80	80
3.950%, 09/10/2028	90	92
3.750%, 07/15/2025	20	21
United Airlines Pass-Through Trust, Ser 2014-1, Cl A
4.000%, 04/11/2026	674	675
United Parcel Service
3.050%, 11/15/2027	10	10
2.500%, 04/01/2023	10	10
United Rentals North America
6.500%, 12/15/2026	10	10
5.875%, 09/15/2026	30	31
4.875%, 01/15/2028	20	19
Waste Management
3.500%, 05/15/2024	60	60

		5,349

Information Technology — 1.6%
Apple
3.200%, 05/13/2025	80	80
2.000%, 11/13/2020	30	30
1.550%, 08/04/2021	150	146

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Broadcom
3.125%, 01/15/2025	$30	$28
2.650%, 01/15/2023	315	300
Diamond 1 Finance
4.420%, 06/15/2021 (B)	140	143
3.480%, 06/01/2019 (B)	100	100
First Data
5.000%, 01/15/2024 (B)	10	10
Hewlett Packard Enterprise
4.400%, 10/15/2022	69	71
Intel
3.700%, 07/29/2025	60	62
Juniper Networks
4.500%, 03/15/2024	253	259
3.300%, 06/15/2020	101	101
Microsoft
4.450%, 11/03/2045	40	43
4.100%, 02/06/2037	10	10
3.300%, 02/06/2027	130	131
2.875%, 02/06/2024	60	60
2.700%, 02/12/2025	20	20
2.400%, 02/06/2022	70	69
2.400%, 08/08/2026	160	152
1.550%, 08/08/2021	50	49
salesforce.com
3.700%, 04/11/2028	10	10
3.250%, 04/11/2023	40	41
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	211	213
Visa
4.300%, 12/14/2045	50	53
3.150%, 12/14/2025	70	70

		2,251

Materials — 0.8%
Anglo American Capital
3.625%, 09/11/2024 (B)	200	194
Barrick North America Finance
5.700%, 05/30/2041	60	66
Berry Global
4.500%, 02/15/2026 (B)	10	10
BHP Billiton Finance USA 6.750%, VAR USD Swap Semi 30/360 5
Yr Curr+5.093%, 10/19/2075 (B)	200	219
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (B)	200	200
Freeport-McMoRan
5.450%, 03/15/2043	20	17
4.550%, 11/14/2024	10	10
4.000%, 11/14/2021	40	40
Glencore Funding
4.125%, 05/30/2023 (B)	70	70

SEI Catholic Values Trust / Annual Report / February 28, 2019	25

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.000%, 03/27/2027 (B)	$150	$143
2.875%, 04/16/2020 (B)	10	10
Resolute Forest Products
5.875%, 05/15/2023	40	40
Reynolds Group Issuer
5.125%, 07/15/2023 (B)	20	20
Southern Copper
5.250%, 11/08/2042	80	79
Vale Overseas
6.875%, 11/21/2036	10	11
4.375%, 01/11/2022	3	3
WestRock RKT
4.000%, 03/01/2023	10	10
3.500%, 03/01/2020	20	20

		1,162

Real Estate — 1.1%
Boston Properties
3.850%, 02/01/2023	200	204
Digital Realty Trust
3.700%, 08/15/2027	317	306
HCP
4.000%, 06/01/2025	150	150
Realty Income
4.125%, 10/15/2026	207	212
Ventas Realty
4.125%, 01/15/2026	136	137
2.700%, 04/01/2020	215	214
Welltower
4.500%, 01/15/2024	144	149
4.000%, 06/01/2025	231	233

		1,605

Utilities — 1.9%
Aquarion
4.000%, 08/15/2024 (B)	103	104
Duke Energy
3.950%, 08/15/2047	10	9
3.750%, 04/15/2024	331	337
Duke Energy Ohio
3.650%, 02/01/2029	50	51
Eversource Energy
3.150%, 01/15/2025	111	109
2.500%, 03/15/2021	305	301
Exelon
5.625%, 06/15/2035	60	66
5.100%, 06/15/2045	240	255
FirstEnergy
7.375%, 11/15/2031	220	284
4.850%, 07/15/2047	100	103
3.900%, 07/15/2027	50	49

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
NextEra Energy Capital Holdings
3.550%, 05/01/2027	$292	$284
Pacific Gas & Electric
6.050%, 03/01/2034 (D)	20	19
3.500%, 10/01/2020 (D)	30	26
Sempra Energy
1.625%, 10/07/2019	239	237
Southern
3.250%, 07/01/2026	415	396
Virginia Electric & Power
3.150%, 01/15/2026	124	122

		2,752

Total Corporate Obligations (Cost $49,993) ($ Thousands)		49,770

U.S. TREASURY OBLIGATIONS — 16.4%
U.S. Treasury Bonds
4.500%, 02/15/2036	466	571
4.500%, 05/15/2038	2,438	3,017
3.750%, 11/15/2043	1,830	2,044
3.375%, 11/15/2048	1,070	1,131
3.000%, 05/15/2047	1,410	1,388
3.000%, 02/15/2048	441	433
3.000%, 08/15/2048	1,348	1,325
3.000%, 02/15/2049	60	59
2.875%, 08/15/2045	550	529
2.750%, 08/15/2047	880	823
2.750%, 11/15/2047	2,249	2,102
2.500%, 02/15/2045	230	206
2.500%, 05/15/2046	1,175	1,047
U.S. Treasury Inflation Protected Securities
1.750%, 01/15/2028	144	156
1.375%, 02/15/2044	345	364
1.000%, 02/15/2049	280	273
0.750%, 02/15/2042	44	41
U.S. Treasury Notes
3.625%, 02/15/2020	750	757
3.125%, 11/15/2028	120	124
2.875%, 09/30/2023	872	885
2.875%, 11/30/2023	30	30
2.875%, 05/15/2028	1	1
2.875%, 08/15/2028	802	813
2.750%, 02/15/2028	373	375
2.625%, 07/31/2020	30	30
2.625%, 05/15/2021	2,649	2,655
2.625%, 02/15/2029	10	10
2.500%, 01/31/2021	630	630
2.500%, 01/31/2024	240	240
2.250%, 11/15/2024	430	423
2.000%, 05/31/2024	70	68

26	SEI Catholic Values Trust / Annual Report / February 28, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
2.000%, 06/30/2024	$940	$914

Total U.S. Treasury Obligations (Cost $23,479) ($ Thousands)		23,464

ASSET-BACKED SECURITIES — 8.1%

Automotive — 1.9%

Avis Budget Rental Car Funding AESOP, Ser 2019-1A, Cl A
3.450%, 03/20/2023 (B)	210	211
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A1
1.980%, 01/15/2022	825	819
Ford Credit Floorplan Master Owner Trust, Ser 2018-3, Cl A1
3.520%, 10/15/2023	585	592
Ford Credit Floorplan Master Owner Trust, Ser 2018-4, Cl A
4.060%, 11/15/2030	150	152
NextGear Floorplan Master Owner Trust, Ser 2016-1A, Cl A2
2.740%, 04/15/2021 (B)	159	159
NextGear Floorplan Master Owner Trust, Ser 2018-1A, Cl A2
3.220%, 02/15/2023 (B)	354	354
NextGear Floorplan Master Owner Trust, Ser 2018-2A, Cl A2
3.690%, 10/16/2023 (B)	377	380

		2,667

Mortgage Related Securities — 0.2%

Morgan Stanley ABS Capital I Trust, Ser 2004-OP1, Cl M1
3.360%, VAR ICE LIBOR USD 1 Month+0.870%, 11/25/2034	250	248

Other Asset-Backed Securities — 6.0%

Airspeed, Ser 2007-1A, Cl G1
2.759%, VAR LIBOR USD 1 Month+0.270%, 06/15/2032 (B)	57	55
Applebee’s Funding, Ser 2014-1, Cl A2
4.277%, 09/05/2044 (B)	99	99
Ascentium Equipment Receivables Trust, Ser 2018-2A, Cl A2
3.270%, 10/12/2021 (B)	411	413
BankAmerica Manufactured Housing Contract Trust, Ser 1996-1, Cl B1
7.875%, 10/10/2026	510	138
Bear Stearns Asset Backed Securities I Trust, Ser 2004-AC6, Cl A1
5.750%, 11/25/2034	92	90

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CCG Receivables Trust, Ser 2017-1, Cl A2
1.840%, 11/14/2023 (B)	$147	$146
CCG Receivables Trust, Ser 2018-1, Cl A2
2.500%, 06/16/2025 (B)	615	613
Cold Storage Trust, Ser 2017-ICE3, Cl A
3.489%, VAR LIBOR USD 1 Month+1.000%, 04/15/2036 (B)	130	130
DB Master Finance, Ser 2017-1A, Cl A2I
3.629%, 11/20/2047 (B)	250	246
Domino’s Pizza Master Issuer, Ser 2017-1A, Cl A2I
4.021%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/2047 (B)	223	222
Domino’s Pizza Master Issuer, Ser 2018-1A, Cl A2I
4.116%, 07/25/2048 (B)	149	148
Lone Star Portfolio Trust, Ser 2015-LSP, Cl E
8.339%, VAR LIBOR USD 1 Month+5.850%, 09/15/2028 (B)	137	137
Nelnet Student Loan Trust, Ser 2008-3, Cl A4
4.301%, VAR ICE LIBOR USD 3 Month+1.650%, 11/25/2024	79	79
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047	187	190
Progress Residential Trust, Ser 2018-SFR3, Cl A
3.880%, 10/17/2035 (B)	408	416
RAMP Trust, Ser 2006-RZ3, Cl M1
2.840%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	470	463
Store Master Funding I, Ser 2015-1A, Cl A1
3.750%, 04/20/2045 (B)	330	329
Structured Asset Investment Loan Trust, Ser 2003-BC12, Cl 2A
3.210%, VAR ICE LIBOR USD 1 Month+0.720%, 11/25/2033	247	246
U.S. Small Business Administration, Ser 2010-20B, Cl 1
4.140%, 02/01/2030	112	117
U.S. Small Business Administration, Ser 2011-20H, Cl 1
3.290%, 08/01/2031	184	185
U.S. Small Business Administration, Ser 2013-20G, Cl 1
3.150%, 07/01/2033	808	810
U.S. Small Business Administration, Ser 2014-20C, Cl 1
3.210%, 03/01/2034	701	708
U.S. Small Business Administration, Ser 2015-20F, Cl 1
2.980%, 06/01/2035	190	188

SEI Catholic Values Trust / Annual Report / February 28, 2019	27

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($Thousands)
ASSET-BACKED SECURITIES (continued)
U.S. Small Business Administration, Ser 2017-20I, Cl 1
2.590%, 09/01/2037	$581	$559
U.S. Small Business Administration, Ser 2018-20A, Cl 1
2.920%, 01/01/2038	289	283
U.S. Small Business Administration, Ser 2018-20B, Cl 1
3.220%, 02/01/2038	448	447
U.S. Small Business Administration, Ser 2018-20E, Cl 1
3.500%, 05/01/2038	292	296
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (B)	94	94
Verizon Owner Trust, Ser 2017-2A, Cl A
1.920%, 12/20/2021 (B)	305	303
Verizon Owner Trust, Ser 2017-3A, Cl A1A
2.060%, 04/20/2022 (B)	325	322
Volvo Financial Equipment LLC, Ser 2017-1A, Cl A3
1.920%, 03/15/2021 (B)	217	216

		8,688

Total Asset-Backed Securities (Cost $11,601) ($ Thousands)		11,603

SOVEREIGN DEBT — 2.3%
Abu Dhabi Government International Bond
2.500%, 10/11/2022 (B)	200	196
Argentine Republic Government International Bond
6.875%, 01/11/2048	160	120
5.625%, 01/26/2022	210	188
Brazilian Government International Bond
5.625%, 01/07/2041	120	120
4.625%, 01/13/2028	290	288
Colombia Government International Bond
5.625%, 02/26/2044	200	215
Ecuador Government International Bond
7.875%, 01/23/2028 (B)	200	190
Egypt Government International Bond
5.577%, 02/21/2023 (B)	200	199
Indonesia Government International Bond
4.350%, 01/11/2048	400	380
Mexico Government International Bond
4.600%, 02/10/2048	230	214
Nigeria Government International Bond MTN
6.500%, 11/28/2027 (B)	200	197
Peruvian Government International Bond
6.550%, 03/14/2037	10	13
5.625%, 11/18/2050	240	294

Description	Face Amount (Thousands)	Market Value ($Thousands)
SOVEREIGN DEBT (continued)
Poland Government International Bond
4.000%, 01/22/2024	$110	$114
Provincia de Buenos Aires
6.500%, 02/15/2023 (B)	200	171
Republic of South Africa Government International Bond
4.300%, 10/12/2028	200	186
Uruguay Government International Bond
4.375%, 01/23/2031	200	204

Total Sovereign Debt (Cost $3,346) ($ Thousands)		3,289

MUNICIPAL BONDS — 1.1%
California — 0.3%
California State, GO
7.500%, 04/01/2034	280	394

Florida — 0.1%
Florida State, Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	100	100

Illinois — 0.3%
Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	345	414

New Jersey — 0.2%
New Jersey State, Economic Development Authority, Ser YY, RB
4.197%, 06/15/2019	350	351

New York — 0.2%
New York State, Urban Development, RB
5.770%, 03/15/2039	275	318

Total Municipal Bonds (Cost $1,587) ($ Thousands)		1,577

LOAN PARTICIPATIONS — 1.1%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/ Tim Hortons), Term B-3 Loan
4.743%, VAR LIBOR+0.023%, 02/16/2024	10	10

28	SEI Catholic Values Trust / Annual Report / February 28, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/ Tim Hortons), Term B-3 Loan, 1st Lien
4.743%, VAR LIBOR+0.023%, 02/16/2024	$13	$13
ABC Supply, Term Loan B-3
4.493%, 10/31/2023	34	34
Air Medical Group Holdings, 2018 Term Loan
5.744%, 04/28/2022	69	67
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1st Lien
4.740%, VAR LIBOR+0.045%, 04/06/2024	28	28
Asurion, LLC, Term Loan
5.493%, 11/03/2024	10	10
Athenahealth, Inc., Term Loan B, 1st Lien
7.197%, 02/11/2026	40	40
Atlantic Aviation, Term Loan B, 1st Lien
6.270%, 12/06/2025	10	10
Avalon, Term Loan B, 1st Lien
4.480%, 01/15/2025	5	5
Beacon Roofing Supply, Inc., Initial Term Loan, 1st Lien
4.767%, VAR LIBOR+0.075%, 01/02/2025	62	62
Berry Global, Inc. (fka Berry Plastics Corporation), Term Q Loan, 1st Lien
4.610%, VAR LIBOR+0.050%, 10/01/2022	23	23
Brickman Group/Brightview Landscapes, 1st Lien
5.000%, 08/15/2025	11	11
Brightview Landscapes, LLC, Initial Term Loan, 1st Lien
5.000%, 08/15/2025	9	9
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC), Term B Loan, 1st Lien
5.243%, VAR LIBOR+0.043%, 12/23/2024	38	38
CBS Radio Inc. Term Loan B (2017)
5.243%, VAR LIBOR+0.038%, 11/18/2024	58	58
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
5.243%, VAR LIBOR+0.053%, 03/01/2024	17	16
Charter Communications Operating LLC, Term Loan B
4.500%, VAR LIBOR+0.090%, 04/30/2025	18	18

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
CityCenter Holdings, LLC, Term B Loan, 1st Lien
4.743%, VAR LIBOR+0.030%, 04/18/2024	$8	$8
Dell International L.L.C. (EMC Corporation), Refinancing Term B Loan
4.500%, 09/07/2023	39	39
Envision Healthcare Corp., Initial Term Loan
6.243%, 10/10/2025	20	19
First Data Corporation, New Dollar Term Loan, Ser 2022D
4.490%, 07/08/2022	10	10
First Data Corporation, New Dollar Term Loan, Ser 2024A
4.490%, VAR LIBOR+0.060%, 04/26/2024	9	9
Four Seasons, 1st Lien
4.493%, 11/30/2023	20	20
Golden Nugget, Inc., Initial Term Loan B
5.239%, VAR LIBOR+0.070%, 10/04/2023	13	13
Golden Nugget, Inc., Initial Term Loan B, 1st Lien
5.249%, VAR LIBOR+0.070%, 10/04/2023	17	17
Hilton Worldwide Finance, Term Loan, 1st Lien, Ser B-2
4.240%, VAR LIBOR+0.025%, 10/25/2023	42	42
Jaguar Holding, Inital Term Loan
4.993%, 08/18/2022	32	32
Level 3 Financing, Inc., Tranche B, Term Loan
4.731%, VAR LIBOR+0.030%, 02/22/2024	46	46
LifePoint Health, Term Loan, 1st Lien
6.981%, 11/16/2025	40	40
MA Financeco., LLC, Tranche B-3 Term Loan
4.993%, 06/21/2024	1	1
McAfee, LLC, Term B USD Loan
6.243%, 09/30/2024	20	20
MGM Growth Properties Operating Partnership, Term B Loan, 1st Lien
4.493%, VAR US LIBOR+0.038%, 04/25/2023	43	42
Michaels Stores, Inc., 2018 New Replacement Term B Loan
4.993%, 01/30/2023	22	22
4.981%, 01/30/2023	8	8
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
5.553%, VAR LIBOR+0.088%, 06/07/2023	48	48

SEI Catholic Values Trust / Annual Report / February 28, 2019	29

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Numericable U.S. LLC, Term Loan B
6.176%, VAR LIBOR+0.038%, 01/31/2026	$50	$48
ON Semiconductor, 2018 New Replacement Term Loan B-3
4.243%, 03/31/2023	25	25
Party City Holdings Inc., 2018 Replacement Term Loan
5.000%, 08/19/2022	13	13
Post Holdings, Inc., Series A Incremental Term Loan
4.490%, VAR LIBOR+0.058%, 05/24/2024	24	24
Prime Security Services Borrower, LLC, Refinancing Term Loan B-1, Ser 2016-2
5.243%, 05/02/2022	19	19
Quikrete Holdings, Inc., Initial Loan
5.243%, VAR Euribor+0.063%, 11/15/2023	8	8
Realogy Group, 1st Lien
4.739%, 02/08/2025	29	29
Reynolds Group Holdings Inc., Incremental U.S. Term Loan
5.243%, VAR LIBOR+0.040%, 02/05/2023	12	12
RPI Finance Trust, Initial Term Loan B-6
4.493%, VAR Prime Rate by Country+0.025%, 03/27/2023	27	27
Scientific Games International, Inc., Initial Term Loan B-5
5.329%, VAR LIBOR+0.055%, 08/14/2024	51	51
5.243%, VAR LIBOR+0.055%, 08/14/2024	12	12
Seattle SpinCo, Inc., Initial Term Loan, 1st Lien
4.993%, VAR LIBOR+0.080%, 06/21/2024	9	9
Sprint Communications, Inc., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+0.065%, 02/02/2024	19	18
Station Casinos LLC, Term B Facility Loan, 1st Lien
5.000%, VAR LIBOR+0.075%, 06/08/2023	13	13
The Servicemaster Company, 1st Lien
4.993%, 11/08/2023	17	17
Trans Union LLC, 2017 Replacement Term Loan B-3
4.493%, 04/10/2023	31	31

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Unitymedia Finance LLC, Facility D Loan, 1st Lien
4.739%, VAR LIBOR+0.085%, 01/15/2026	$40	$40
Unitymedia, Term Loan B (2017)
4.739%, VAR LIBOR+0.085%, 09/30/2025	13	13
Univision Communications Inc., 2017 Replacement Repriced First-Lien Term Loan
5.243%, VAR FIXED+0.000%, 03/15/2024	52	49
UPC Financing Partnership, Facility AR, 1st Lien
4.989%, VAR FIXED+0.000%, 01/15/2026	37	37
VICI Properties 1 LLC, Term B Loan, 1st Lien
4.481%, 12/20/2024	8	8
Virgin Media, Term Loan, 1st Lien
4.989%, VAR LIBOR+0.085%, 01/15/2026	15	15
Western Digital
4.231%, 04/29/2023	32	32
XPO Logistics, Inc., Refinancing Term Loan (2018)
4.493%, VAR LIBOR+0.053%, 02/24/2025	42	41
Ziggo Secured Finance Partnership, Term Loan E Facility, 1st Lien
4.989%, VAR LIBOR+0.038%, 04/15/2025	90	89

Total Loan Participations (Cost $1,589) ($ Thousands)		1,568

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.6%
FHLB
2.125%, 02/11/2020	30	30
FHLB DN
2.442%, 05/31/2019 (C)	680	676
2.441%, 04/22/2019 (C)	180	179

Total U.S. Government Agency Obligations (Cost $885) ($ Thousands)		885

30	SEI Catholic Values Trust / Annual Report / February 28, 2019

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 4.7%
SEI Daily Income Trust, Government Fund, Cl F 2.230%**†	6,772,167	$6,772

Total Cash Equivalent (Cost $6,772) ($ Thousands)		6,772

Total Investments in Securities — 106.1% (Cost $153,043) ($ Thousands)		$152,158

Description	Contracts	Market Value ($ Thousands)
PURCHASED OPTION*(E) — 0.0%

Total Purchased Option (Cost $22) ($ Thousands)	1,182,611	$19

WRITTEN OPTION*(E) — 0.0%

Total Written Option (Premiums Received $4) ($ Thousands)	(11)	$(1)

A list of the open options held by the Fund at February 28, 2019, is as follows:

Description	Counterparty	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTION — 0.0%
Call Options
November 2019, USD Call EUR Put*	Citigroup	1,182,611	$1,348	$1.14	11/16/19	$19

Total Purchased Options			$1,348			$19

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
WRITTEN OPTION — 0.0%
Call Options
April 2019, U.S. 10-Year Future Option*	(11)	$(1,342)	$123.00	03/16/19	$(1)

Total Written Option		$(1,342)			$(1)

A list of the open futures contracts held by the Fund at February 28, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
90-Day Euro$	98	Dec-2019	$23,821	$23,853	$32
90-Day Euro$	(16)	Mar-2019	(3,910)	(3,896)	14
90-Day Euro$	5	Mar-2021	1,218	1,219	1
U.S. 10-Year Treasury Note	3	Jun-2019	366	366	–
U.S. 2-Year Treasury Note	15	Jul-2019	3,185	3,183	(2)
U.S. 5-Year Treasury Note	(42)	Jul-2019	(4,813)	(4,812)	1
U.S. Long Treasury Bond	(3)	Jun-2019	(435)	(433)	2
U.S. Ultra Long Treasury Bond	11	Jun-2019	1,781	1,756	(25)
Ultra 10-Year U.S. Treasury Note	(16)	Jun-2019	(2,077)	(2,071)	6

			$19,136	$19,165	$29

SEI Catholic Values Trust / Annual Report / February 28, 2019	31

SCHEDULE OF INVESTMENTS

February 28, 2019

Catholic Values Fixed Income Fund (Concluded)

A list of the open forward foreign currency contracts held by the Fund at February 28, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Citigroup	04/16/19	USD	516	INR	36,380	$(7)
Citigroup	04/17/19	USD	169	ZAR	2,370	(1)
Citigroup	04/17/19	USD	190	GBP	148	7
Citigroup	04/17/19	USD	390	EUR	336	(6)
Citigroup	04/17/19	USD	417	IDR	6,068,320	10
Citigroup	04/17/19	AUD	500	USD	358	2
Citigroup	04/17/19	USD	541	AUD	754	(4)
Citigroup	04/17/19	USD	589	KRW	660,871	(1)
Citigroup	04/17/19	USD	865	RUB	58,693	19
Citigroup	04/17/19	USD	1,022	JPY	109,766	(32)
Citigroup	04/17/19	USD	1,782	BRL	6,654	(13)
Citigroup	04/17/19	CNY	2,862	USD	417	(10)
Citigroup	04/17/19	USD	3,176	CAD	4,207	23
Citigroup	04/17/19	PHP	32,016	USD	606	(10)
Citigroup	04/17/19	JPY	109,766	USD	1,022	32
Citigroup	04/17/19	KRW	660,871	USD	593	5

						$14

A list of open centrally cleared swap agreements held by the Fund at February 28, 2019, is as follows:

Credit Default Swaps

Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)

CDSCDX.NA.HY.31	Sell	5.00%	Quarterly	12/20/2023	$(1,303)	$80	$62	$18
CDSCDX.NA.IG.31	Sell	1.00%	Quarterly	12/20/2023	(6,400)	117	75	42

						$197	$137	$60

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)

1.271%	6-MONTH GBP - LIBOR	Semi-Annually	10/26/2021	GBP	836	$(1)	$–	$(1)
1.385%	6-MONTH GBP - LIBOR	Annually	10/30/2021	GBP	1,026	(2)	–	(2)
3-MONTH USD - LIBOR	2.85%	Semi-Annually	08/31/2022	USD	3,234	32	(11)	43
3-MONTH USD - LIBOR	ICAP US FEDERAL FUNDS RATE	Quarterly	03/20/2024	USD	3,013	8	–	8
2.875%	3-MONTH USD - LIBOR	Quarterly	05/15/2044	USD	1,924	11	24	(13)

						$48	$13	$35

Percentages are based on Net Assets of $143,401 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of February 28, 2019.

†	Investment in Affiliated Security (see Note 5).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On February 28, 2019, the value of these securities amounted to $23,534 ($ Thousands), representing 16.4% of the Net Assets of the Fund.

(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(D)	Security is in default on interest payment.

(E)	Refer to table below for details on Options Contracts.

32	SEI Catholic Values Trust / Annual Report / February 28, 2019

ABS — Asset-Backed Security

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CMO — Collateralized Mortgage Obligation

CNY — Chinese Yuan Onshore

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

KRW — Korean Won

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PHP – Philippine Peso

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

Ser — Series

TBA — To Be Announced

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

ZAR — South African Rand

The following is a list of the inputs used as of February 28, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$ 53,230	$–	$ 53,230
Corporate Obligations	–	49,770	–	49,770
U.S. Treasury Obligations	–	23,464	–	23,464
Asset-Backed Securities	–	11,603	–	11,603
Sovereign Debt	–	3,289	–	3,289
Municipal Bonds	–	1,577	–	1,577
Loan Participations	–	1,568	–	1,568
U.S. Government Agency Obligations	–	885	–	885
Cash Equivalent	6,772	–	–	6,772

Total Investments in Securities	$6,772	$ 145,386	$–	$ 152,158

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$19	$ –	$–	$ 19
Written Options	(1)	–	–	(1)
Futures Contracts*
Unrealized Appreciation	56	–	–	56
Unrealized Depreciation	(27)	–	–	(27)
Forwards Contracts*
Unrealized Appreciation	–	98	–	98
Unrealized Depreciation	–	(84)	–	(84)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	60	–	60
Interest Rate Swaps*
Unrealized Appreciation	–	51	–	51
Unrealized Depreciation	–	(16)	–	(16)

Total Other Financial Instruments	$47	$ 109	$–	$ 156

*Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended February 28, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended February 28, 2019, there were no transfers from Level 2 into Level 3 assets and liabilities. For the year ended February 28, 2019, there were no Level 3 investments.

The following is a summary of the transactions with affiliates for the year ended February 28, 2019 ($ Thousands):

Security Description	Value 2/28/2018	Purchases at Cost	Proceeds from Sales	Value 2/28/2019	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$8,683	$82,794	$(84,705)	$6,772	$90

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2019	33

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

February 28, 2019

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
Assets:
Investments, at value †	$255,687		$145,386
Affiliated investments, at value ††	5,352		6,772
Cash	3,242		176
Cash collateral on futures	242		101
Cash collateral on swap contracts	–		311
Foreign currency, at value †††	46		16
Receivable for fund shares sold	3		2
Receivable for investment securities sold	4,677		3,544
Dividends and Interest receivable	443		902
Unrealized appreciation on forward foreign currency contracts	–		98
Options purchased, at value ††††	–		19
Receivable for variation margin on futures contracts	–		12
Receivable for variation margin on swap contracts	–		5
Prepaid expenses	31		20
Total Assets	269,723		157,364
Liabilities:
Payable for investment securities purchased	4,763		13,741
Income distribution payable	–		1
Options written, at value #	–		1
Payable to custodian	3		–
Payable for variation margin on futures contracts	21		20
Payable for variation margin on swap contracts	–		4
Administration fees payable	39		22
Shareholder servicing fees payable, Class F	16		8
Unrealized depreciation on forward foreign currency contracts	–		84
Trustees fees payable	1		1
Chief Compliance Officer fees payable	1		–
Investment advisory fees payable	84		33
Accrued expense payable	39		48
Total Liabilities	4,967		13,963
Net Assets	$264,756		$143,401
† Cost of investments	$217,793		$146,271
†† Cost of affiliated investments	5,352		6,772
††† Cost of foreign currency	47		16
†††† Cost of purchased options	–		22
# Premiums received on written options	–		4
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$225,875		$145,866
Total distributable earnings/(loss)	38,881		(2,465)
Net Assets	$264,756		$143,401
Net Asset Value, Offering and Redemption Price Per Share — Class F	$11.93		$9.83
	($229,548,582	÷	($107,714,390	÷
	19,246,040 share	s)	10,956,369 share	s)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$11.90		$9.84
	($35,207,288	÷	($35,686,294	÷
	2,959,822 share	s)	3,627,202 share	s)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

34	SEI Catholic Values Trust / Annual Report / February 28, 2019

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended February 28, 2019

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund
Investment Income:
Dividends	$5,322	$–
Dividends from Affiliated Registered Investment Company(1)	139	90
Interest Income	73	4,990
Less: Foreign Taxes Withheld	(185)	(2)
Total Investment Income	5,349	5,078
Expenses:
Investment Advisory Fees	1,548	534
Administration Fees	774	305
Shareholder Servicing Fees, Class F Shares	557	293
Registration Fees	69	39
Professional Fees	61	33
Printing Fees	25	15
Custodian/Wire Agent Fees	21	53
Pricing Fees	20	80
Trustees’ Fees	4	2
Other Expenses	34	24
Total Expenses	3,113	1,378
Less:
Waiver of investment advisory fees	(489)	(87)
Waiver of shareholder servicing fees, Class F Shares	(431)	(225)
Waiver of administration fees	(101)	(65)
Net Expenses	2,092	1,001
Net Investment Income	3,257	4,077
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	6,293	(597)
Futures Contracts	(237)	71
Forward Foreign Currency Contracts	39	(65)
Foreign Currency Transactions	(44)	66
Purchased and Written Options	–	(16)
Swap Contracts	–	280
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(6,930)	932
Futures Contracts	570	(5)
Purchased and Written Options	–	(36)
Forward Foreign Currency Contracts	–	47
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1	–
Swap Contracts	–	(9)
Net Increase in Net Assets Resulting from Operations	$2,949	$4,745

(1)	See Note 5 in the Notes to the Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2019	35

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended February

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund

	2/28/2019	2/28/2018	2/28/2019	2/28/2018
Operations:
Net Investment Income	$3,257	$2,141	$4,077	$2,577
Net Realized Gain (Loss) on Investments, Futures Contracts, Options and Swap Contracts	6,056	16,959	(262)	(30)
Net Realized Gain (Loss) on Foreign Currency Transactions and Forward Foreign Currency Contracts	(5)	13	1	(12)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Options and Swap Contracts	(6,360)	19,061	929	(1,826)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Forward Foreign Currency Contracts	1	(1)	—	(11)
Net Increase in Net Assets Resulting from Operations	2,949	38,173	4,745	698
Distributions: (1)
Class F	(10,898)	(1,620)	(3,328)	(2,688)
Class Y	(1,790)	(156)	(1,039)	(159)
Total Dividends and Distributions	(12,688)	(1,776)	(4,367)	(2,847)
Capital Share Transactions:
Class F:
Proceeds from Shares Issued	23,862	26,795	14,015	22,755
Reinvestment of Dividends & Distributions	10,878	1,620	3,317	2,679
Cost of Shares Redeemed	(22,076)	(23,901)	(25,977)	(19,166)
Net Increase (Decrease) in Net Assets from Class F Transactions	12,664	4,514	(8,645)	6,268
Class Y:
Proceeds from Shares Issued	10,927	22,399	10,078	34,495
Reinvestment of Dividends & Distributions	1,790	156	1,037	159
Cost of Shares Redeemed	(10,573)	(1,203)	(10,762)	(93)
Net Increase in Net Assets from Class Y Transactions	2,144	21,352	353	34,561
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	14,808	25,866	(8,292)	40,829
Net Increase (Decrease) in Net Assets	5,069	62,263	(7,914)	38,680
NET ASSETS:
Beginning of Year	259,687	197,424	151,315	112,635
End of Year (2)	$264,756	$259,687	$143,401	$151,315
Capital Share Transactions:
Class F:
Shares Issued	2,057	2,363	1,445	2,275
Shares Issued in Lieu of Dividends & Distributions	994	131	341	268
Shares Redeemed	(1,779)	(2,040)	(2,687)	(1,910)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	1,272	454	(901)	633
Capital Share Transactions:
Class Y:
Shares Issued	879	1,763	1,036	3,464
Shares Issued in Lieu of Dividends & Distributions	164	13	106	16
Shares Redeemed	(845)	(100)	(1,104)	(9)
Net Increase in Shares Outstanding from Share Transactions	198	1,676	38	3,471

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 10).

(2)	Includes undistributed net investment income of $334 and $21, respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

36	SEI Catholic Values Trust / Annual Report / February 28, 2019

FINANCIAL HIGHLIGHTS

For the years or periods ended February 28,

For a share outstanding throughout the year or period

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

Catholic Values Equity Fund
Class F
2019	$12.53	$0.15	$(0.13)	$0.02	$(0.15)	$(0.47)	$(0.62)	$11.93	0.62%	$229,548	0.82%	1.24%	1.26%	49%
2018	10.61	0.11	1.90	2.01	(0.09)	—	(0.09)	12.53	18.93	225,146	0.86	1.24	0.94	56
2017	8.57	0.09	2.05	2.14	(0.10)	—	(0.10)	10.61	25.03	185,908	0.86	1.25	0.88	63
2016(2)	10.00	0.08	(1.44)	(1.36)	(0.07)	—	(0.07)	8.57	(13.66)	142,564	0.86	1.32	0.96	84
Class Y
2019	$12.51	$0.16	$(0.13)	$0.03	$(0.17)	$(0.47)	$(0.64)	$11.90	0.71%	$35,207	0.76%	0.99%	1.31%	49%
2018	10.60	0.12	1.90	2.02	(0.11)	—	(0.11)	12.51	19.05	34,541	0.76	0.99	1.06	56
2017	8.56	0.10	2.06	2.16	(0.12)	—	(0.12)	10.60	25.28	11,516	0.76	1.00	0.98	63
2016(3)	10.04	0.07	(1.47)	(1.40)	(0.08)	—	(0.08)	8.56	(14.05)	9,308	0.76	1.07	1.01	84
Catholic Values Fixed Income Fund
Class F
2019	$9.79	$0.25	$0.07	$0.32	$(0.28)	$—	$(0.28)	$9.83	3.29%	$107,715	0.67%	0.96%	2.66%	159%
2018	9.93	0.20	(0.11)	0.09	(0.23)	—	(0.23)	9.79	0.87	116,124	0.71	0.96	2.06	194
2017	9.89	0.19	0.11	0.30	(0.23)	(0.03)	(0.26)	9.93	3.11	111,465	0.71	1.04	1.87	124
2016(2)	10.00	0.14	(0.09)	0.05	(0.16)	—	(0.16)	9.89	0.54	86,406	0.71	1.09	1.77	216
Class Y
2019	$9.81	$0.26	$0.06	$0.32	$(0.29)	$—	$(0.29)	$9.84	3.29%	$35,686	0.61%	0.71%	2.72%	159%
2018	9.94	0.23	(0.12)	0.11	(0.24)	—	(0.24)	9.81	1.07	35,191	0.61	0.74	2.35	194
2017	9.89	0.20	0.15	0.35	(0.24)	(0.03)	(0.27)	9.94	3.32	1,170	0.61	0.79	1.97	124
2016(3)	9.95	0.14	(0.04)	0.10	(0.16)	—	(0.16)	9.89	1.00	1,185	0.61	0.84	1.97	216

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.

(3)	Commenced operations on May 31, 2015. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Catholic Values Trust / Annual Report / February 28, 2019	37

NOTES TO FINANCIAL STATEMENTS

February 28, 2019

1. ORGANIZATION

SEI Catholic Values Trust (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 8, 2014.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with two operational Funds: Catholic Values Equity Fund (“Equity Fund”) and Catholic Values Fixed Income Fund (“Fixed Income Fund”) (each a “Fund,” collectively, the “Funds”), both of which are diversified Funds. The Trust is registered to offer: Class F and Class Y shares of the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

In addition to its objective and strategies, each of the Funds makes investment decisions consistent with Catholic values on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds’ social criteria. The Adviser has engaged an independent compliance support organization that has identified a list of issuers that do not align with Catholic values. The Funds will not invest in issuers identified through this process. The Adviser reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

2. SIGNIFICANT POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing

38	SEI Catholic Values Trust / Annual Report / February 28, 2019

interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“Centrally Cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, monitors the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, notifies the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may

SEI Catholic Values Trust / Annual Report / February 28, 2019	39

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Equity Fund and Fixed Income Fund, which may hold international securities, use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts.

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended February 28, 2019, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

40	SEI Catholic Values Trust / Annual Report / February 28, 2019

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are market-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statement of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the future contracts.

Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of February 28, 2019, if applicable.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-

SEI Catholic Values Trust / Annual Report / February 28, 2019	41

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Options Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. In connection with option agreement securities may be set aside as collateral by a Fund’s custodian.

The cost of purchased options and the premiums received for written options that are presented in the Schedule of Investments are representative of the volume of activity during the year ended February 28, 2019.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open options contracts as of February 28, 2019, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments for details regarding securities sold short as of February 28, 2019, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “Basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments

42	SEI Catholic Values Trust / Annual Report / February 28, 2019

(i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are “marked-to-market” daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Centrally Cleared swaps are valued at the settlement price established each day by the board on exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“Variation Margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the swap contracts separately on the Statement of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the swap contracts. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, for details regarding open swap agreements as of February 28, 2019, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “Equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default

SEI Catholic Values Trust / Annual Report / February 28, 2019	43

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — Throughout the period, the Funds may own private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At February 28, 2019, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non- class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Dividends and Distributions to Shareholders — The Equity Fund will distribute its net investment income annually. The Fixed Income Fund declares its net investment income daily and distributes monthly. The Funds make distributions of capital gains, if any, at least annually.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying

44	SEI Catholic Values Trust / Annual Report / February 28, 2019

securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii)

receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of February 28, 2019, the Fixed Income Fund is the seller (“Providing Protection”) on a total notional amount of $7.7 million. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund were the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

FIXED INCOME FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAP INDEX
ASSET
	CORPORATE	SOVERIGN	BACKED	CORPORATE
REFERENCE ASSET	DEBT	DEBT	SECURITIES	DEBT	Total
Fair value of written credit derivatives	$—	$—	$—	$196,874	$196,874
Maximum potential amount of future payments	—	—	—	7,703,400	7,703,400
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$6,400,000	$—	$—	$6,400,000
> than 100	—	—	1,303,400	—	—	1,303,400
Total	$—	$—	$7,703,400	$—	$—	$7,703,400

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the period. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments and the Statement of Operations.

SEI Catholic Values Trust / Annual Report / February 28, 2019	45

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

The fair value of derivative instruments as of February 28, 2019 was as follows ($ Thousands):

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$ 56*	Net Assets — Unrealized depreciation on futures contracts	$ 27*
	Net Assets — Unrealized appreciation on swap contracts	51†	Net Assets — Unrealized depreciation on swap contracts	16†
	Options purchased, at value	—	Options written, at value	1
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	98	Unrealized loss on forward foreign currency contracts	84
	Options purchased, at value	19	Options written, at value	—
Credit Contracts	Net Assets — Unrealized appreciation on swap contracts	60†	Net Assets — Unrealized depreciation on swap contracts	—†

Total Derivatives not accounted for as hedging instruments		$284		$128

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2019.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total

Equity Fund
Equity Contracts	$—	$ (237)	$ —	$—	$(237)
Foreign Exchange Contracts	—	—	39	—	39

Total	$ —	$ (237)	$ 39	$—	$(198)

Fixed Income Fund
Interest Rates	$ (3)	$ 71	$ —	$ 235	$ 303
Foreign exchange contracts	(13)	—	(65)	—	(78)
Credit contracts	—	—	—	45	45
Total	$ (16)	$ 71	$ (65)	$ 280	$ 270

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total

Equity Fund
Equity Contracts	$ —	$ 570	$ —	$ —	$ 570
Total	$ —	$ 570	$ —	$ —	$ 570

Fixed Income Fund
Interest Rates	$ (36)	$ (5)	$ —	$ (77)	$ (118)
Foreign exchange contracts	—	—	47	—	47
Credit contracts	—	—	—	68	68
Total	$ (36)	$ (5)	$ 47	$ (9)	$ (3)

46	SEI Catholic Values Trust / Annual Report / February 28, 2019

The following table discloses the volume of the Fund’s futures contracts, forward foreign currency contracts and swap activity during the year ended February 28, 2019

($ Thousands):

Catholic Values Fixed Income Fund
Futures Contracts:
Interest Contracts
Average Notional Balance Long	$33,304
Average Notional Balance Short	12,964
Ending Notional Balance Long	30,371
Ending Notional Balance Short	11,235
Forward Foreign Currency Contracts:
Average Notional Balance Long	9,601
Average Notional Balance Short	9,567
Ending Notional Balance Long	12,636
Ending Notional Balance Short	12,649
Swaps:
Credit Contracts
Average Notional Balance Short	5,664
Ending Notional Balance Short	7,703
Interest Contracts
Average Notional Balance Long	13,984
Average Notional Balance Short	13,984
Ending Notional Balance Long	10,648
Ending Notional Balance Short	10,648
Options:
Interest
Average Notional Balance Long†	8
Average Notional Balance Short†	11
Ending Notional Balance Short†	4
Currency
Average Notional Balance Long†	17
Average Notional Balance Short†	6
Ending Notional Balance Long†	22
† Represents cost.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements —SIMC serves as each Fund’s investment adviser (the “Adviser”) and “Manager of Managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which a shareholder servicing fee of up to 0.25% of the average daily net assets of Class F shares of the Funds will be paid to other service providers. Under the Shareholder Servicing Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Voluntary Expense Limitation
Equity Fund
Class F	0.60%	0.25%	0.86%
Class Y	0.60%	0.00%	0.76%
Fixed Income Fund
Class F	0.35%	0.25%	0.71%
Class Y	0.35%	0.00%	0.61%

SEI Catholic Values Trust / Annual Report / February 28, 2019	47

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Equity Fund	0.300%	0.260%	0.210%	0.1700%	0.120%
Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Investment Sub-Advisory Agreements — As of February 28, 2019, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

Equity Fund

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

EAM Investors, LLC

EARNEST Partners, LLC

Fred Alger Management, Inc

Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

Fixed Income Fund

Income Research & Management

Western Asset Management Company

Western Asset Management Company Limited

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

The Administrator and Distributor have voluntarily agreed to waive a portion of their fee for each fund. The following table lists the waivers for the year ended February 28, 2019 ($ Thousands):

	Administration Fee Waiver	Shareholder Servicing Fee Waiver (Class F)
Equity Fund	$ 101	$ 431
Fixed Income Fund	65	225

U.S. Bank, N.A. serves as the custodian of the Fixed Income Fund. Brown Brothers Harriman & Co. serves as the custodian of the Equity Fund. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Refer to the Fund’s Schedule of Investments for details regarding transactions with affiliates for the year ended February 28, 2019, if applicable.

Payment to Affiliates — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The

Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes.

Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of February 28, 2019 and for the year then ended, the Trust has not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended February 28, 2019, were as follows:

		U.S. Gov’t ($ Thousands)		Other ($ Thousands)		Total ($ Thousands)
Equity Fund
Purchases	$	—	$	127,684	$	127,684
Sales		—		120,580		120,580

Fixed Income Fund
Purchases		198,744		30,034		228,778
Sales		211,400		21,626		233,026

48	SEI Catholic Values Trust / Annual Report / February 28, 2019

7. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to Paid-in Capital and Distributable Earnings, as appropriate, in the periods that the differences arise.

The tax character of dividends and distributions during the last two fiscal years was as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Equity Fund
2019	$4,437	$8,251	$12,688
2018	1,776	—	1,776
Fixed Income Fund
2019	4,367	—	4,367
2018	2,847	—	2,847

As of February 28, 2019, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Equity Fund	$405	$3,039	$—	$ (1,287)	$ —	$ 36,752	$ (28)	$ 38,881
Fixed Income Fund	389	—	(1,406)	—	—	(889)	(559)	(2,465)

Post October losses represent losses realized on investment transactions from November 1, 2018 through February 28, 2019 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2019 through February 28, 2019 and specified losses realized on investment transactions from November 1, 2018 through February 28, 2019, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Fixed Income Fund	$76	1,330	1,406

*	This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of securities owned at February 28, 2019, and net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales, PFIC MTM, and MLP basis adjustments, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

SEI Catholic Values Trust / Annual Report / February 28, 2019	49

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2019

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at February 28, 2019, were as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Equity Fund	$224,287	$ 48,023	$ (11,271)	$ 36,752
Fixed Income Fund	153,138	1,130	(2,019)	(889)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of February 28, 2019, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The market values of the Fixed Income Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Catholic Values Investing Risk — The Funds consider the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”) in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Funds

50	SEI Catholic Values Trust / Annual Report / February 28, 2019

may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of swaps is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the investment. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a swap. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by some shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Securities Risk — The risk that stock prices (including preferred stocks, common stocks and warrants) will fall over short or extended periods of time.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risk that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the

SEI Catholic Values Trust / Annual Report / February 28, 2019	51

NOTES TO FINANCIAL STATEMENTS (Concluded)

February 28, 2019

Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund’s use of equity swaps may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Manager Risk — The success of the Fund’s investment strategy depends both on SIMC’s selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers’ success or failure in implementing the Fund’s investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Participation Notes (P-Notes) Risk — Participation notes (P-Notes) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

52	SEI Catholic Values Trust / Annual Report / February 28, 2019

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of February 28, 2019, SPTC held of record the following:

Equity Fund
Class F	99.24%
Class Y	75.75%
Fixed Income Fund
Class F	99.77%
Class Y	66.98%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

10. REGULATORY MATTERS

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of February 28, 2019.

SEI Catholic Values Trust / Annual Report / February 28, 2019	53

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Catholic Values Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catholic Values Equity Fund and Catholic Values Fixed Income Fund (collectively, the “Funds”), including the schedules of investments, as of February 28, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds Investment Companies since 2005.

Philadelphia, Pennsylvania

April 29, 2019

54	SEI Catholic Values Trust / Annual Report / February 28, 2019

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of February 28, 2019.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	101	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 78 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	101	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	101	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Catholic Values Trust / Annual Report / February 28, 2019	55

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2007	Private Investor since 1994.	101	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	101	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	101	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	101	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

56	SEI Catholic Values Trust / Annual Report / February 28, 2019

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Controller and CFO	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Catholic Values Trust / Annual Report / February 28, 2019	57

DISCLOSURE OF FUND EXPENSES (Unaudited)

February 28, 2019

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (September 1, 2018 through February 28, 2019).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Annualized Expense Ratios	Expenses Paid During Period *
Catholic Values Equity Fund
Actual Fund Return
Class F	$1,000.00	$960.30	0.77%	$3.74
Class Y	1,000.00	961.10	0.76	3.70
Hypothetical 5% Return
Class F	$1,000.00	$1,020.98	0.77%	$3.86
Class Y	1,000.00	1,021.03	0.76	3.81

	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Annualized Expense Ratios	Expenses Paid During Period *
Catholic Values Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$1,022.20	0.62%	$3.11
Class Y	1,000.00	1,022.70	0.61	3.06
Hypothetical 5% Return
Class F	$1,000.00	$1,021.72	0.62%	$3.11
Class Y	1,000.00	1,021.77	0.61	3.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

58	SEI Catholic Values Trust / Annual Report / February 28, 2019

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Catholic Values Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27–28, 2018 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on June 26–27, 2018, September 10–12, 2018 and December 4–5, 2018. In each case, the Board’s approval (or renewal) was based on its consideration

SEI Catholic Values Trust / Annual Report / February 28, 2019	59

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and

60	SEI Catholic Values Trust / Annual Report / February 28, 2019

profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Catholic Values Trust / Annual Report / February 28, 2019	61

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a February 28, 2019, taxable year end, this notice is for informational purposes only. For shareholders with a February 28, 2019, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended February 28, 2019, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	Qualifying Business Income (3)	(G) U.S. Government Interest (4)	(H) Interest Related Dividends (5)	(I) Short-Term Capital Gain Dividends (6)
Equity Fund*	0.00%	65.04%	34.96%	100.00%	75.35%	100.00%	0.00%	0.00%	1.05%	100.00%
Fixed Income Fund*	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.12%	19.31%	85.14%	0.00%

(1)

“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(5)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(6)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

* Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions”.

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

62	SEI Catholic Values Trust / Annual Report / February 28, 2019

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SEI CATHOLIC VALUES TRUST / ANNUAL REPORT / FEBRUARY 28, 2019

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-198 (2/19)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2019 and 2018 as follows:

		Fiscal Year 2019			Fiscal Year 2018
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$56,535	$0	N/A	$55,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$408,741	$0	$0	$326,979	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The audit committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2019	Fiscal 2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2019 and 2018 were $408,741 and $326,979, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Catholic Values Equity Fund and the Catholic Values Fixed Income Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board.

Pursuant to the Committee’s Charter, adopted on June 18, 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3d(d)) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Catholic Values Trust

By	/s/ Robert A. Nesher
Robert A. Nesher,
President & CEO

Date: May 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher,
President & CEO

Date: May 8, 2019

/s/ James J. Hoffmayer
By	James J. Hoffmayer,
Controller & CFO

Date: May 8, 2019